SYNTHETIC AIRCRAFT LEASE
                                  (S/N 258753)

                         DATED AS OF DECEMBER,      2005
                                               ----

                                     BETWEEN

                          SUNTRUST LEASING CORPORATION
                                    AS LESSOR

                                       AND

                   POMEROY IT SOLUTIONS SALES COMPANY, INC. AND
                   POMEROY SELECT INTEGRATION SOLUTIONS, INC.
                                  AS CO-LESSEES




THIS IS COUNTERPART NO. __ OF A TOTAL OF 4 COUNTERPARTS. ONLY COUNTERPART NO. 1 SHALL BE CONSIDERED CHATTEL PAPER FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE AND A SECURITY INTEREST MAY BE PERFECTED ONLY BY POSSESSION OF COUNTERPART NO. 1.

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
Section 1.   Lease of Aircraft . . . . . . . . . . . . . . . . . .    1
Section 2.   Closing Conditions . . . . . . . . . . . . . . . . .     1
Section 3.   Term and Rent . . . . . . . . . . . . . . . . . . . .    1
Section 4.   Title; Quiet Enjoyment . . . . . . . . . . . . . . . .   2
Section 5.   Disclaimer and Assignment of Warranties . . . . . . .    2
Section 6.   Representations, Warranties and Agreements of Lessee .   2
Section 7.   Net Lease . . . . . . . . . . . . . . . . . . . . . .    3
Section 8.   Taxes . . . . . . . . . . . . . . . . . . . . . . . .    3
Section 9.   Compliance, Use and Maintenance . . . . . . . . . . .    4
Section 10.  Loss or Damage . . . . . . . . . . . . . . . . . . .     6
Section 11.  Indemnification . . . . . . . . . . . . . . . . . . .    8
Section 12.  Assignment and Sublease . . . . . . . . . . . . . . .    8
Section 13.  Events Of Default and Remedies . . . . . . . . . . .    10
Section 14.  Notices, Reports, Further Assurances and Inspections .  13
Section 15.  Transaction Expenses. . . . . . . . . . . . . . . . .   14
Section 16.  Miscellaneous . . . . . . . . . . . . . . . . . . . .   14
Section 17.  Truth In Leasing . . . . . . . . . . . . . . . . . .    16

EXHIBIT A - Definitions

Insurance Addendum
Closing Terms Addendum
Option Addendum
Return Addendum

Lease Supplement

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------
                                                     AIRCRAFT LEASE (S/N 258753)

     THIS AIRCRAFT LEASE (S/N 258753) (together with all Supplements, Exhibits, Riders and Addenda hereto, the "Lease") is made and entered into as of December
                                 -----
    ,  2005, by and between SUNTRUST LEASING CORPORATION, a Virginia corporation
----
("Lessor"), and  POMEROY IT SOLUTIONS SALES COMPANY, INC. a Delaware corporation
  ------
("Sales"), and POMEROY SELECT INTEGRATION SOLUTIONS, INC., a Delaware corporation ("Integration"), (Sales and Integration are jointly and severally
               -----------
liable hereunder as co-obligors, as more particularly provided in Section 17 of this Lease, and are each referred to individually as a "Lessee" and
                                                                  ------
collectively,  the  "Lessees").  Certain capitalized terms as used in this Lease
                     -------
are  defined  in  Exhibit A hereto, and such definitions are incorporated herein
                  ---------
and made a part hereof as though set forth in full herein.

SECTION 1.   LEASE OF AIRCRAFT.  Subject to the terms and conditions provided in
             -----------------
this Lease, Lessor agrees to lease the Aircraft to Lessees, and Lessees agree to lease the Aircraft from Lessor. Lessor hereby appoints Lessees as Lessor's agent for the sole and limited purpose of accepting delivery of the Aircraft from the Supplier. The execution by Lessees of the Lease Supplement will evidence that the Aircraft is leased under, and is subject to all of the terms, provisions and conditions of, this Lease and shall constitute each Lessee's unconditional and irrevocable acceptance of the Aircraft for all purposes of this Lease.

SECTION  2.  CLOSING CONDITIONS.  Lessor's  obligations to purchase the Aircraft
              ------------------
from the Supplier and to lease the Aircraft to Lessees shall be conditioned upon the satisfaction of all of the following conditions:

     (a) Lessor receives the Required Documents and Purchase Documents, in form and substance satisfactory to Lessor, at least one (1) Business Day prior to the anticipated closing date;

     (b) all representations and warranties in this Lease, including the Lease Supplement, are true and correct;

     (c) Lessees accept the Aircraft from Supplier on Lessor's behalf, under the Purchase Documents and under this Lease, on the Acceptance Date;

     (d) FAA Counsel confirms to Lessor that (A) it has received in escrow all of the FAA Documents, and (B) upon filing the FAA Documents, (1) the Airframe will be registered in the name of Lessees, (2) the Aircraft (including the Airframe and Engines) will be free and clear of all Liens, other than this Lease, and (3) this Lease creates a duly perfected security interest in the Aircraft in favor of Lessor; and

     (e) each Lessee authorizes (A) the release from escrow of all Required Documents and FAA Documents held by Lessor or its FAA Counsel or other counsel, and (B) Lessor or FAA Counsel to file the FAA Documents and any other filings at the FAA and any other applicable filing offices; provided, such authorization shall be deemed to have been automatically made by Lessees (whether or not so confirmed) immediately upon the confirmed receipt by each Lessee, Seller or any other Person (as directed in the pay proceeds letter executed by either or both of the Lessees on or before the date hereof) of the funds constituting the Lessor's Cost.

     Each Lessee acknowledges and agrees that (i) any advance of funds by Lessor prior to the satisfaction of all of the preceding conditions shall not constitute a waiver by Lessor of any such condition, and (ii) each Lessee shall be irrevocably obligated to satisfy all of such conditions prior to the FAA filing deadline on the day on which such funds are received.

SECTION  3.   TERM  AND  RENT.
              ---------------

     (a)     Term.  The  lease  of the Aircraft to Lessees shall commence on the
             ----
Acceptance Date and end on the Expiration Date, unless extended or earlier terminated or cancelled pursuant to this Lease.

     (b)     Rent.  Lessees shall pay to Lessor the following daily and periodic
             ----
rent amounts ("Basic Rent") (i) on the First Basic Rent Date, an amount equal to
               ----------
the Lessor's Cost multiplied by the Daily Rent Percentage, for each day starting with the Acceptance Date, to but excluding the Rent Commencement Date ("Daily
                                                                           -----
Rent"),  and  (ii)  on  the  First  Basic  Rent Date and on each Basic Rent Date
----
following that date, an amount equal to the Lessor's Cost multiplied by the applicable Basic Rent Percentage set forth on Schedule No. 2A for the corresponding Basic Rent


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SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

number corresponding to such Basic Rent Date. Lessees shall also pay the following amounts as "Supplemental Rent" (together with all Basic Rent, the
                         ------------------
"Rent"):  (i)  as and when due, any other amount that any Lessee is obligated to
 ----
pay under this Lease to Lessor or others (including, Casualty Value and/or any amounts due pursuant to any Addendum), (ii) interest accruing at the Late
Payment  Rate  on  any  Rent  not  paid  when  due,  until  paid,  and (iii) the
Administrative Charge with respect to any Rent not paid when due (as compensation to Lessor for the expenses attributable to any Lessee's failure to pay, and not as a penalty). Lessees' obligation to pay Supplemental Rent shall survive the expiration, cancellation or other termination of this Lease. All payments  of  Rent  shall  be  made  to  Lessor, in United States Dollars ("U.S.
                                                                            ----
Dollars"),  in  immediately available funds on the date payable hereunder at the
-------
address designated by Lessor for payment, or by wire transfer to an account specified by Lessor, or at such other address or to such other Person as Lessor may direct by notice in writing to Lessees.

SECTION  4.   TITLE;  QUIET ENJOYMENT.  Each Lessee acknowledges and agrees that
              -----------------------
upon Lessor's acquiring the Aircraft on the Acceptance Date, and Lessees' and Lessor's execution and delivery of the Lease Supplement, Lessor shall be deemed to have a validly perfected, first priority security interest against the Aircraft, and each Lessee's right, title or interest in or to the Aircraft shall at all times be subject to the terms of this Lease, unless and until it is terminated in accordance with the express provisions hereof. Lessor warrants that during the Term, so long as no Event of Default has occurred, Lessees' possession and use of the Aircraft shall not be interfered with by Lessor or anyone rightfully claiming an interest through Lessor. The preceding warranty is in lieu of all other warranties by Lessor, whether written, oral or implied, with respect to this Lease or the Aircraft, and without limiting the provisions of Section 7, any actual or purported breach of this warranty shall not give rise to any Abatement, and Lessor shall not be deemed to have modified in any respect the obligations of any Lessee pursuant to Section 7, which obligations are and shall remain absolute, irrevocable and unconditional under all events and circumstances whatsoever.

SECTION  5.   DISCLAIMER AND ASSIGNMENT OF WARRANTIES.
              ---------------------------------------

     (a) LESSOR SHALL NOT BE DEEMED TO HAVE MADE, AND HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE AIRCRAFT, INCLUDING ANY ENGINE, PART OR RECORD, OR ANY MATTER WHATSOEVER, INCLUDING, THE AIRCRAFT'S DESIGN, CONDITION, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, TITLE, ABSENCE OF ANY PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT OR LATENT DEFECT (WHETHER OR NOT DISCOVERABLE BY ANY LESSEE), COMPLIANCE OF THE AIRCRAFT WITH ANY APPLICABLE LAW, CONFORMITY OF THE AIRCRAFT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE DOCUMENT OR TO THE DESCRIPTION SET FORTH IN THIS LEASE, OR ANY INTERFERENCE OR INFRINGEMENT (EXCEPT AS EXPRESSLY PROVIDED IN
SECTION 4), OR ARISING FROM ANY DEFECTS OR FROM ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE, NOR SHALL LESSOR BE LIABLE, FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT; AND EACH LESSEE HEREBY WAIVES ANY CLAIMS ARISING OUT OF ANY OF THE FOREGOING. Without limiting the foregoing, Lessor will not be responsible to any Lessee or any other Person with respect to, and each Lessee agrees to bear sole responsibility for, any risk or other matter that is the subject of Lessor's disclaimer.

     (b) So long as no Event of Default has occurred, Lessees may exercise Lessor's rights, if any, under any warranty of Manufacturer or Supplier with respect to the Aircraft. Lessees' exercise of such rights shall be at its sole cost and risk, shall not result in any prejudice to Lessor, and may be exercised only during the Term. Lessees shall not attempt to enforce any such warranty by legal proceeding without Lessor's prior written approval.

SECTION 6.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF LESSEES.  Each Lessee
             -----------------------------------------------------
represents, warrants, and agrees (for itself and as to the other Lessee) as follows:

     (a)     Due  Organization,  Name,  Organizational Number, Etc.  Each Lessee
             ------------------------------------------------------
is, and will remain, a corporation duly organized and existing in good standing under the laws of the State of Delaware and is duly qualified to do business wherever necessary to perform its obligations under this Lease, including the jurisdiction of the Primary Hangar Location. Each Lessee's exact legal name is as shown in the caption of this Lease; each Lessee's organizational identification number and the address of such Lessee's mail, chief executive offices and principal place of business are all as respectively set forth in Schedule No. 2. Each Lessee agrees that it shall not change its name, organizational number or any such address without prior written notice to Lessor. Within the previous six (6) years


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SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

neither Lessee has changed its name, done business under any other name, changed its chief place of business from its present location, or merged or been the surviving entity of any merger, except as disclosed to Lessor in writing.

     (b)     Due  Authorization;  No  Violation.  This  Lease  has  been  duly
             ----------------------------------
authorized by all necessary action on the part of each Lessee consistent with its respective form of organization, does not require the approval of, or giving notice to, any governmental authority and does not contravene or constitute a default under any Applicable Law, certificate or articles of incorporation or organization or by-laws or partnership certificate or agreement, or any agreement, indenture, or other instrument to which such Lessee is a party or by which it may be bound.

     (c)     Enforceability.  This Lease has been duly executed and delivered by
             --------------
authorized representatives of each Lessee, respectively, and constitutes a legal, valid and binding obligation of each Lessee enforceable against such Lessee in accordance with its terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws, and the equitable discretion of any court of competent jurisdiction.

     (d)     Litigation.  There  are  no  proceedings  pending or, so far as the
             ----------
officers, managers, or members of any Lessee know, threatened against or affecting any Lessee or any of its property before any court, administrative officer or administrative agency that could impair Lessor's title to the Aircraft, or that, if decided adversely, could materially affect the financial condition or operations of such Lessee or the ability of such Lessee to perform its obligations under this Lease. Neither Lessee has pending claims or any knowledge of any facts upon which a future claim may be based, against any prior owner, the Manufacturer or Supplier of the Aircraft, or of any Engine or part thereof for breach of warranty or otherwise.

     (e)     Good  Title.  At  all times during the Term, the records of the FAA
             -----------
Aircraft Registry shall reflect that Lessees are the registered owner of the Airframe and that Lessor has a duly perfected, first priority security interest in the Aircraft.

     (f)     No  Competing  Lienholders.  No  Lien  exists,  or  will  hereafter
             --------------------------
attach, against the Aircraft, the Rent or any other rights under this Lease, or any Collateral, or any interest of either Lessee or Lessor therein (other than any Lessor's Liens), pursuant to any mortgage, conditional sale or security agreement or other agreement to which either Lessee or any Person claiming through such Lessee is a party, nor will any of the transactions contemplated under this Lease constitute a breach of any provision of any such agreement.

SECTION 7.   NET LEASE.  This Lease is a net lease, and each Lessee acknowledges
             ---------
and agrees that (a) Lessees' joint and several obligation to pay, and Lessor's right to receive, all Rent in accordance with this Lease shall be absolute, irrevocable, independent and unconditional and shall not be subject to (and each Lessee hereby waives and agrees not to assert) any abatement, reduction, setoff, defense, counterclaim or recoupment (collectively, "Abatements") for any reason
                                                     ----------
or under any circumstance whatsoever as to any such Rent, and without limiting the foregoing, each Lessee also waives any and all existing and future claims to any Abatement against or as to such Rent, (b) it will pay all such Rent regardless of any Abatement, and (c) this Lease, and Lessees' joint and several payment and other obligations hereunder, are non-cancelable and non-terminable by any Lessee (except as expressly provided in any Addendum).

SECTION  8.   TAXES.
              -----

     (a)     Indemnity.  Lessees  agree to: (1) (i) if permitted by law, file in
             ---------
Lessees' own names or on Lessor's behalf, directly with all appropriate taxing authorities all registrations, declarations, returns, inventories and other documentation with respect to any personal property taxes (or any other taxes in the nature of or imposed in lieu of property taxes) due or to become due with respect to the Aircraft, and if not so permitted by law, to promptly notify Lessor and provide it with all information required in order for Lessor to timely file all such declarations, returns, inventories, or other documentation, and (ii) pay on or before the date when due all such taxes assessed, billed or otherwise payable with respect to the Aircraft directly to the appropriate taxing authorities, (2) (i) pay when due, and (ii) defend and indemnify Lessor on a net after-tax basis against liability for all license and/or registration fees, assessments, and sales, use, property, excise, privilege, value added and other taxes (including any related interest or penalties) or other charges or fees now or hereafter imposed by any governmental body or agency upon the Aircraft or with respect to landing, airport use, manufacturing, ordering, shipment, purchase, ownership, delivery, installation, leasing (pursuant to this Lease, any sublease, or otherwise), chartering, operation, possession, use,


                                                                               3
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SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

return, or other disposition thereof or the Rent or other rentals hereunder (other than taxes on or measured solely by the net income of Lessor), and (3) defend and indemnify Lessor against any penalties, charges, interest or costs imposed with respect to any items referred to in (1) and (2) above (the items referred to in (1), (2), and (3) above being referred to herein as "Impositions"). Any Impositions that are not paid when due and which are paid by Lessor shall, at Lessor's option, become immediately due from Lessees to Lessor. Notwithstanding the foregoing, each Lessee shall pay, indemnify Lessor for, and hold Lessor harmless on a net after-tax basis from and against, any Imposition on or measured by the net income of Lessor imposed against Lessor by any local or foreign government or other local or foreign taxing authority if and to the extent that Lessor would not have incurred such Imposition but for the operation or presence of the Aircraft within the jurisdiction imposing it.

     (b)     Survival.  Lessees'  obligations under this Section 8 shall survive
             --------
any expiration, cancellation or other termination of this Lease.

     (c)     Tax  Benefits.  For  income tax purposes, Lessor will treat Lessees
             -------------
as the owner of the Aircraft; however, Lessor shall in no event be liable to any Lessee if any Lessee fails to secure any of the tax benefits available to such Lessee as co-owner of the Aircraft for such income tax purposes.

SECTION  9.   COMPLIANCE, USE AND MAINTENANCE.
              -------------------------------

     (a)     Compliance  and  Use.  On  the  Acceptance  Date,  and at all times
             --------------------
thereafter until the Aircraft is returned to Lessor pursuant to this Lease, Lessees shall cause the Aircraft to be and remain duly registered in Lessees' names at the FAA, in accordance with the Transportation Code. Each Lessee agrees to comply with all Applicable Law related to this Lease and/or the Aircraft, including its operation, maintenance, airworthiness, safety and security. Each Lessee will operate the Aircraft under and in compliance with
Part 91 of the FARs, for purposes that are incidental to such Lessee's business, and in a manner that is consistent with the transactions hereunder being deemed commercial (and not consumer) transactions under Applicable Law. Unless otherwise expressly permitted hereunder, Lessees shall not operate or permit the Aircraft to be operated for air taxi operations or otherwise under Part 135 of the FARs. The Aircraft shall be used solely in a passenger configuration for which Lessees are duly authorized by the FAA. Lessees will not operate or permit the Aircraft to be operated in any manner at any time or in any geographic area when or where insurance required by the provisions hereof shall not be in effect. Unless otherwise expressly permitted by Section 12 of this Lease, Lessees shall (i) retain operational control of the Aircraft at all times from the Acceptance Date until returning the Aircraft in accordance with this Lease; and (ii) shall base the Aircraft at the Primary Hangar Location set forth in Schedule No. 2; provided, however, that the Primary Hangar Location may be
                      --------  -------
changed to another location within the Continental United States upon at least thirty (30) days' prior written notice to Lessor. The Aircraft will, at all times be operated by duly qualified pilots having (a) the required FAA type rating for the Aircraft, (b) the required FAA pilot certificates and ratings,
(c) a valid FAA Medical Certificate, (d) satisfied all security requirements imposed by any governmental authority having jurisdiction and (e) met any and all requirements established and specified by (i) the FAA, the Transportation Security Administration and any other applicable governmental authority and (ii) the insurance policies required under this Lease.

     (b)     Use  Outside  of  U.S.  The Aircraft shall not be operated, used or
             ----------------------
located outside the Continental U.S. except that it may be flown temporarily to any country in the world for any purpose expressly permitted under this Lease. Notwithstanding the foregoing, the Aircraft shall not be flown, operated, used or located in, to or over any such country or area (temporarily or otherwise),
(i) which is excluded from the required insurance coverages, or would otherwise cause any Lessee to be in breach of the insurance requirements or other provisions of this Lease, (ii) with which the U.S. does not maintain favorable diplomatic relations, (iii) in any area of recognized or threatened hostilities, or (iv) in violation of any Applicable Law, including any U.S. law or United Nations Security Council Directive.

     (c)     Maintenance  and  Operation.  During  the  Term,  Lessees shall (i)
             ---------------------------
maintain, inspect, service, repair, overhaul and test the Airframe and each Engine and any APU in accordance with all Maintenance Requirements, all Applicable Law, and, if more stringent, prevailing industry standards, and (ii) maintain (in the English language) all Records in accordance with the Applicable Law and all Maintenance Requirements, and as required under this Lease. All maintenance procedures shall be performed in accordance with all Applicable Law and by properly trained, licensed, and certified maintenance sources and maintenance personnel utilizing replacement parts approved by the FAA and the Manufacturer, so as to keep the Airframe and each Engine, any APU and each Part in good operating


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SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

condition, ordinary wear and tear, from proper use alone, excepted, and to enable the airworthiness certificate for the Aircraft to be continually maintained. Without limiting the foregoing, Lessees shall comply with all mandatory service bulletins and airworthiness directives by causing compliance to such bulletins and/or directives to be completed through corrective modification in lieu of operating manual restrictions.

     (d)     Loaner  Engines.  In  the  event  any  Engine  is  damaged,  being
             ---------------
inspected, repaired or overhauled and provided no Event of Default or Default has occurred and is continuing, any Lessee, at its option, may temporarily substitute another engine of the same make and model as the Engine being repaired or overhauled (any such substitute engine being hereinafter referred to as a "Loaner Engine") during the period of such repair or overhaul, and provided
      -------------
further (i) installation of the Loaner Engine is performed by a maintenance facility certified by the FAA and manufacturer with respect to an aircraft of this type, (ii) the Loaner Engine is removed and the repaired or overhauled original Engine is reinstalled on the Airframe promptly upon completion of the repair or overhaul but in no event later than the earlier of ninety (90) days after removal, or the expiration, cancellation or earlier termination of this Lease, and (iii) the Loaner Engine is free and clear of any Lien that might impair Lessor's rights or interests in the Aircraft and is maintained in accordance herewith.

     (e)     Additions,  Alterations and Replacement Parts.  Lessees may install
             ---------------------------------------------
on  the Aircraft any additional accessory, device or equipment ("Additions") but
                                                                 ---------
only if such Additions (i) are ancillary to the Aircraft; (ii) are not required to render the Aircraft complete for its intended use by Lessees; (iii) will not impair the originally intended function or use of the Aircraft or diminish the value of the same; and (iv) can be readily removed without causing material damage to the Aircraft. Each Addition not removed prior to the return of the Aircraft to Lessor shall, upon such return, immediately become a part of the Aircraft for all purposes of this Lease, and subject to all of Lessor's rights hereunder without any payment by, or any cost or expense to, Lessor. Lessees shall make any alteration or modification ("Alterations") to the Aircraft that
                                              -----------
may at any time during the Term be required to comply with airworthiness directives or other Applicable Law. Lessees will promptly replace all Parts that become worn out, lost, stolen, taken, destroyed, damaged beyond repair or permanently rendered or declared unfit for use for any reason whatsoever. Lessees shall repair all damage to the Aircraft resulting from the installation and removal of Additions and/or Alterations so as to restore the Aircraft to its condition prior to installation. Alterations and/or replacement parts shall be deemed accessions, and shall immediately become a part of the Aircraft for all purposes of this Lease, and subject to all of Lessor's rights hereunder without any payment by or any cost or expense to Lessor. Except as permitted under this
Section 9(e), Lessees will not modify the Aircraft (including any change in configuration) or affix or remove any accessory to the Aircraft leased hereunder.

     (f)     Aircraft  Marking.  Lessees agree to (i) prominently display on the
             -----------------
Aircraft the FAA Registration number, specified in Schedule No. 1 or such other "N" number as has been approved by and exclusively reserved to Lessor in its name and duly recorded with the FAA; and (ii) notify Lessor in writing thirty
(30) days prior to making any change in the appearance or coloring of the Aircraft.

     (g)     Security.  Without  limiting  any  Lessee's  indemnities  and other
             --------
agreements under this Lease, Lessees hereby: (i) expressly assume sole responsibility for the determination and implementation of all security measures and systems necessary or appropriate for the proper protection of the Aircraft (whether on the ground or in flight) against theft, vandalism, hijacking, destruction, bombing, terrorism or similar acts directly or indirectly affecting the Aircraft, any part thereof, or any persons who (whether or not on board the Aircraft) may sustain any injury or damage as a result of any such acts, and
(ii) agree to provide to Lessor promptly upon request with evidence of Lessees' compliance with its obligations under this Section 9(g) (but in no event shall Lessor, in its capacity as lessor, owner or otherwise, be deemed to have any duty with respect to any security measures imposed by this Lease or Applicable Law, whether or not complied with by Lessees, as the full and exclusive assumption of responsibility by Lessees of such responsibility is of the essence of this Lease, and a condition to Lessor's participation in the transactions contemplated herein).

SECTION  10.  LOSS  OR  DAMAGE.
              ----------------

     (a)     Event of Loss with Respect to the Aircraft.  Upon the occurrence of
             ------------------------------------------
any Event of Loss with respect to the Airframe and/or Aircraft, Lessees shall notify Lessor within five (5) days of the date thereof. On (i) the next Basic Rent Date following the date of such notice, or (ii) if such Event of Loss occurs after the Last Basic Rent Date, within thirty (30) days after such notice (any such date described in clause (i) or (ii) above, the "Casualty Payment
                                                                ----------------
Date"),
----


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Lessees  shall  pay  to Lessor the Basic Rent payable as of the Casualty Payment
Date, any other Rent then due, plus the Casualty Value of the Aircraft determined as of the Casualty Payment Date (but if the Casualty Payment Date is after the last Basic Rent Date, the Casualty Value for such date shall be the amount equal to the Lessor's Cost multiplied by the applicable percentage set forth on Schedule No. 3 for the last Basic Rent Date or the corresponding Basic Rent number), together with interest at the Late Payment Rate for the period (if any) from the Casualty Payment Date through the date of payment. Upon making the applicable payment required hereby, Lessees' obligation to pay further Basic Rent for the Aircraft subsequent to such payment shall cease, but each Lessee shall remain liable for, and pay as and when due, all Supplemental Rent. If recoverable, as between Lessor and Lessees, Lessees shall be entitled to recover possession of the Aircraft and to any salvage value in excess of the Casualty Value paid to Lessor, but subject to the requirements of any third party insurance carrier in order to settle an insurance claim. Lessor shall be entitled to receive and retain all amounts payable by the Manufacturer with respect to a Return to Manufacturer or by any governmental authority with respect to any Requisition of Use, as the case may be, except that such amounts received in good collected funds shall be applied against Lessees' obligation to pay Casualty Value or, so long as no Event of Default has occurred, remitted to either or both of the Lessees (up to the amount of the Casualty Value paid by Lessees to Lessor in good and indefeasible funds). Lessor shall be under no duty to Lessees to pursue any claim against any Person in connection with an Event of Loss.

     (b)     Event  of  Loss with Respect to an Engine or an APU.  Upon an Event
             ---------------------------------------------------
of Loss with respect to any Engine or any APU, but not the Airframe on which it was installed, Lessees shall (i) give Lessor prompt written notice thereof, (ii) by the earlier of the ninetieth (90th) day after the occurrence of such Event of Loss or the receipt of the applicable insurance proceeds, if any, cause to be subject to the terms of this Lease for all purposes hereof an engine or APU (and thereby duly convey to Lessor a perfected, first priority security interest in and against such engine or APU), as applicable, of the same make and model number as the Engine or any APU suffering the Event of Loss, and (iii) comply with the other provisions of this Section 10(b). Such replacement engine or any APU, as applicable, shall be free and clear of all Liens, have a value, utility, and useful life at least equal to, and be in as good an operating condition as, the Engine or any APU suffering the Event of Loss, assuming such Engine or any APU was in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss. Lessees, at their own cost and expense, shall furnish to Lessor such documents to evidence such conveyance, as Lessor shall request. Upon full compliance by Lessees with the terms of this paragraph, Lessor will transfer to Lessees all of Lessor's right, title and interest, if any, in and to such Engine or any APU, which transfer shall be "AS-IS, WHERE-IS" and release Lessor's security interest in such Engine or APU. Each such replacement engine or APU, as applicable, shall, after such conveyance to Lessor, be deemed an "Engine" or "APU", as applicable, as defined herein and
                          ------      ---
shall be deemed part of the same Aircraft as was the Engine or any APU replaced thereby.

     (c)     Risk  of  Loss.  Lessees  shall  bear  the  risk  of  loss,  theft,
             --------------
confiscation, taking, unavailability, damage or partial destruction of the Aircraft and shall not be released from its obligations hereunder in the event of any damage or Event of Loss to the Aircraft or any part thereof. Without limiting any other provision hereof, Lessees shall repair all damage to the Aircraft from any and all causes, including as provided in Sections 9(c) and
(e), and shall provide written notice to Lessor of any Material Damage concurrently with its report of same to the applicable governmental authority, and if no such report is required, within ten (10) days of the occurrence of such damage. The required notice must be provided together with any damage reports provided to the FAA or any other governmental authority, the insurer or Supplier, and any documents pertaining to the repair of such damage, including copies of work orders, and all invoices for related charges.

     (d)     Credit  for Insurance Payments.  If Lessor receives a payment under
             ------------------------------
an insurance policy required under this Lease in connection with an Event of Loss of an Airframe and/or an Engine or any APU, and such payment is both unconditional and indefeasible, then provided no Default or Event of Default shall have occurred and be continuing, and Lessees shall have complied with the provisions of Section 10(a) or 10(b), Lessor shall either (i) remit such proceeds to either or both of the Lessees up to an amount equal to (A) the amount paid by Lessees to Lessor as the Casualty Value pursuant to Section 10(a), or (B) the amount of the replacement costs actually incurred by Lessees with respect to the replacement of any Engine or APU pursuant to Section 10(b), or (ii) credit such proceeds against any amounts owed by Lessees pursuant to
Section  10(a).  Any excess insurance proceeds shall be retained by each Lessee.


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SECTION  11.  INDEMNIFICATION.
              ---------------

     (a)     Each  Lessee  shall  indemnify,  protect,  save,  defend  and  keep harmless Lessor, its agents, employees, officers, directors, shareholders, subsidiaries, affiliates and Assignees (each an "Indemnitee"), on a net
                                                       ----------
after-tax basis, from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, demands, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever ("Claims") that may be imposed on, incurred by or asserted against
              ------
any Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person, in any way relating to or arising out of (a) this Lease or any of the other Lease Documents, or the performance, breach (including any Default or Event of Default) or enforcement of any of the terms hereof or thereof, or (b) the Aircraft, including the assertion or enforcement of any manufacturer's, vendor's, dealer's or other supplier's warranties on the Aircraft or any part thereof, or the manufacture, inspection, construction, purchase, pooling, interchange, acceptance, rejection, ownership, titling or re-titling, delivery, lease, sublease, charter, possession, use, operation, maintenance, management, security, condition, registration or re-registration, sale, return, removal, repossession, storage or other disposition of the Aircraft or any part thereof or any accident in connection therewith, including, Claims involving or alleging environmental damage, criminal acts, hijacking, acts of terrorism or similar acts, product liability or strict or absolute liability in tort, latent and other defects (whether or not discoverable), for patent, trademark or copyright infringement and for any other risk or matter, the responsibility for which Lessees have agreed to bear in Section 5, including any of the same that result in injuries, death, destruction, or other harm or loss to Persons or property, without regard as to who may have operational control of the Aircraft from time to time. Each Lessee's obligations under this
Section 11 shall survive any expiration, cancellation or other termination of this Lease.

     (b) Notwithstanding the foregoing, Lessees shall not be required to indemnify an Indemnitee under this Section 11 for (i) any Claim caused solely and directly by the gross negligence or willful misconduct of such Indemnitee (except as imputed by law), (ii) any Impositions, or (iii) any Claim in respect of the Aircraft arising from acts or events which occur after (A) the Aircraft has been redelivered to such Indemnitee in accordance with this Lease, and (B) any and all other obligations of any kind whatsoever of the Lessees under this Lease have been fully paid or performed, as the case may be, unless any such Claims were caused by any Lessee, or anyone claiming through any Lessee, or resulted directly or indirectly, from any acts, events or omissions of any kind whatsoever during the Term of this Lease.

     (c) If any Claim is made against any Lessee or an Indemnitee, the party receiving notice of such Claim shall promptly notify the other, but the failure of the party receiving notice to so notify the other shall not relieve any Lessee of any obligation hereunder.

SECTION  12.  ASSIGNMENT  AND  SUBLEASE.
              -------------------------

     (a)     Lessees'  Conveyances;  and  Liens.  Neither  Lessee shall sell (or
             ----------------------------------
offer or advertise the sale of), assign, charter, sublease, timeshare, pool, interchange, convey, mortgage or otherwise transfer or encumber this Lease, the Aircraft, including any Engine, any APU or any Part or any Collateral, or its interest with respect thereto, and any such transfer or encumbrance, whether by operation of law or otherwise, shall be null and void in all respects. In addition, neither Lessee shall relinquish possession of the Airframe, any APU, or any Engine or Part or install any APU or any Engine or Part, or permit any APU or any Engine or Part to be installed, on any Airframe other than the Airframe leased hereunder except as expressly set forth herein. The foregoing shall not be deemed to prohibit the delivery of possession of the Aircraft, any APU, any Engine or Part to another Person for testing, service, repair, maintenance, overhaul or, to the extent permitted hereby, for alteration or modification. Neither Lessee shall create or suffer to exist any Liens on or with respect to the Aircraft, any APU, any Engine or Part, any Collateral, or any Lessee's interest therein other than Permitted Liens. Lessees will promptly take such action as directed by Lessor to duly discharge any such Lien. If Lessees fail to remove a Lien, Lessor may take such action as it deems appropriate to remove such Lien, but without waiving its other rights hereunder. Lessees shall reimburse Lessor on demand for any costs incurred by Lessor in connection with such action, together with interest at the Late Payment Rate.

     Notwithstanding the foregoing, provided that no Default or Event of Default has occurred and is continuing,

     (i) Lessees may enter into a management agreement with Manager (the "Management Agreement"), pursuant to which Manager provide management services
 ---------------------
for Lessees' benefit with respect to the Aircraft, from


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time  to  time subject to the following terms and conditions: (1) Manager is and remains  a solvent, domestic organization; (2) the Management Agreement does not
(aa) grant a property interest to Manager with respect to the Aircraft, and expressly, and at all times, Manager's rights with respect to the Aircraft shall remain, subject and subordinate to this Lease and the rights of Lessor hereunder and in and to the Aircraft (and shall terminate, or be canceled, at the option of Lessor, upon the occurrence of an Event of Default), (bb) permit any further disposition (other than any chartering permitted hereunder), (cc) contain any provisions that are inconsistent with the provisions of this Lease or cause Lessees to breach any of their representations, warranties or agreements under this Lease, or (dd) otherwise fail to conform to any consent required by Lessor pursuant hereto; and (3) and takes all actions reasonably requested by Lessor to protect and give first priority to Lessor's interest therein, and any and all proceeds thereof; and

     (ii) Manager may make any Aircraft temporarily available to a charter client (any such charterer, a "Permitted User") pursuant to a charter agreement
                                --------------
(the  "Charter  Agreement") subject to the following conditions: (A) the Charter
       ------------------
Agreement entered into with a Permitted User shall (1) have substantially the same terms and conditions as the Charter Agreement then attached as Exhibit B,
                                                                      ---------
but in all cases, have terms and conditions consistent with the provisions of this Lease, (2) not convey any property right, title or other interest in the Aircraft, other than the right to have the Aircraft made available to such Permitted User pursuant to the Charter Agreement, (3) preclude any further disposition of the Aircraft and (4) provide that any such availability (howsoever characterized under law), as the case may be, shall (aa) terminate, or be canceled, at the option of Lessor, upon the expiration or earlier cancellation or termination of this Lease and (bb) be expressly, and at all times remain, subject and subordinate to this Lease and the rights of Lessor hereunder and in and to the Aircraft; (B) Manager shall have and maintain a current and valid Air Carrier Certificate issued by the FAA and shall at all times be in full compliance with Part 135, Part 91K any and all other applicable Federal Aviation Regulations and other applicable statutes, laws, rules and regulations with respect to the Charter Agreement and/or the use and operation of the Aircraft under the Charter Agreement; (C) Lessees shall provide Lessor with a certified copy of the executed, completed originals of any Charter Agreement relating to the Aircraft, if requested by Lessor after the occurrence of an Event of Default; (D) Lessees shall cause a copy of the pertinent Charter Agreement to be placed on board the Aircraft to the extent required by applicable law; and (E) Lessees shall comply with and/or cause Manager or such other Person to be in compliance with such other terms and conditions as Lessor deems reasonable necessary and appropriate with respect to the dispositions described in this sub-paragraph (ii).

     In addition to the conditions set forth above, Lessees' right to enter into, and to permit Manager to enter into, any such arrangement described in the preceding sub-paragraphs (i) and (ii), is further conditioned upon, and Lessees shall comply and shall cause Manager to comply with the following: (A) if Lessor so requests, Lessees shall deliver to Lessor a consent, prepared by and in form and substance satisfactory to Lessor, duly executed and delivered by Lessees and Manager (upon execution and delivery thereof, the terms and conditions of such consent shall be hereby incorporated herein by their reference without further action), together with any other consents and/or acknowledgments duly executed and in form and substance satisfactory to Lessor, along with such other instruments (including, without limitation, recording documents appropriate for recording with all applicable aviation registries, and UCC financing statements) as Lessor may reasonably require and shall take such other actions as are deemed reasonably necessary or desirable by Lessor to effect the terms and conditions of this Section 12(a) and to protect its title to the Aircraft and maintain the perfection and priority of Lessor's Lien on any Collateral; and (B) Lessees reimburse Lessor for any and all costs incurred by it in connection therewith. None of the arrangements permitted above will reduce any of the obligations of Lessees hereunder or the rights of Lessor hereunder, or of either party under any consent required pursuant hereto, and all of such obligations shall be and remain primary and shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety.

     (b)     Lessor's  Conveyances.  Lessor,  may  at  any time, with or without
             ---------------------
notice to either or both Lessees, grant a security interest in, sell, assign or otherwise transfer (an "Assignment") all or any part of its interest in the
                           ----------
Lease Documents or the Aircraft or any Rent due or to become due hereunder, and each Lessee shall perform all of its obligations under the Lease Documents, to the extent so transferred, for the benefit of the beneficiary of such Assignment (such beneficiary, including any successors and assigns, an "Assignee") except
                                                               --------
that the interest of any such Assignee shall be subject to such Lessee's rights to the extent provided in this Lease. Each Lessee waives any right and agrees not to assert against any Assignee any defense, setoff, recoupment, claim, counterclaim or any other Abatement that such Lessee may have against Lessor, unless expressly assumed by such Assignee, in


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which  case,  Lessor  shall  be  relieved  of any such assumed obligations.  The foregoing waiver is not intended to contradict or otherwise limit or modify the provisions of Section 7. If so directed in writing, Lessees shall pay all Rent and all other sums due or to become due under the Lease Documents directly to the Assignee or any other party designated in writing by Lessor. Each Lessee acknowledges and agrees that Lessor's right to enter into an Assignment is essential to Lessor, and, accordingly, waives any restrictions under Applicable Law with respect to an Assignment and any related remedies. Upon the request of Lessor or any Assignee, each Lessee also agrees (a) to promptly execute and deliver to Lessor or to such Assignee an acknowledgment of assignment in form and substance satisfactory to the requesting party, an insurance certificate and such other documents and assurances reasonably requested by Lessor or Assignee, and (b) to comply with the reasonable requirements of any such Assignee in order to perfect any such assignment or transfer.

     (c)     Successors and Assigns.  This Lease shall be binding upon and inure
             ----------------------
to the benefit of, and may be enforced by (i) Lessor and its successors and other Assignees, or other express third party beneficiaries, and (ii) each Lessee and its successors and assigns (subject to Section 12(a)).

SECTION  13.  EVENTS  OF  DEFAULT  AND  REMEDIES.
              ----------------------------------

     (a)     Events  of  Default.  The  term  "Event  of  Default"  means:
             -------------------               ------------------

          (i)     non-payment  of  any  Basic Rent, Supplemental Rent (including
Casualty Value, if applicable) and/or any other amount due pursuant to any Rider, Addendum or Supplement hereto within ten (10) days after any or all of the same shall become due and payable, or, upon demand, any other amount required to be paid herein or under any other agreement with Lessor;

          (ii) failure to maintain, use or operate the Aircraft in compliance with Applicable Law;

          (iii) any use of the Aircraft outside of the U.S. that is prohibited by this Lease;

          (iv) failure to obtain, maintain and/or comply with all of the insurance coverages required under this Lease;

          (v) any prohibited transfer or encumbrance, or the existence of any unpermitted Lien, or any other action or circumstance that is prohibited by, or any violation of, Section 12(a);

          (vi) failure to return the Aircraft to Lessor on the date and in the manner required by this Lease;

          (vii) a default by any Lessee or Guarantor under any loan, note, security agreement, lease, guaranty, conditional sale or other agreement with, or other financial obligation to, Lessor or its Affiliates;

          (viii) a default by any Lessee or Guarantor, after the expiration of any applicable grace or cure period, in the payment or performance of any indebtedness, liability or obligation for borrowed money to any Person other than Lessor or its Affiliates;

          (ix) a material inaccuracy in any representation or breach of warranty by any Lessee or Guarantor (including any false or misleading representation or warranty) in any financial statement or Lease Document;

          (x) the commencement of any bankruptcy, insolvency, receivership or similar proceeding by or against any Lessee or Guarantor (unless, if involuntary, the proceeding is dismissed within sixty (60) days of the filing thereof) or the rejection of this Lease or any other Lease Document in any such proceeding;

          (xi) the failure by any Lessee or Guarantor generally to pay its debts as they become due or its admission in writing of such inability;

          (xii) any Lessee or Guarantor ceases to do business as a going concern, liquidates, dissolves or sells, transfers or otherwise disposes of all or substantially all of its assets or property; or


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          (xiii)  the  occurrence of any of the following events: (i) any Lessee or Guarantor enters into any transaction of merger, consolidation or reorganization; or (ii) any Lessee or Guarantor becomes the subject of, or engages in, a leveraged buy-out; unless, in any such event, such Lessee or Guarantor shall be the surviving entity; and the surviving entity is organized and existing under the laws of the United States or any US state, and all costs associated therewith are borne, and paid in full, by the surviving entity, including, without limitation, all costs incurred by Lessor in connection therewith, and not less than sixty (60) days prior to such event: (A) the surviving entity executes and delivers to Lessor (1) an agreement satisfactory to Lessor, in its reasonable discretion, containing such surviving entity's full and total assumption, and its agreement to pay, perform, comply with and otherwise be liable for, pursuant to the terms and conditions of this Agreement, all of such Lessee's, or Guarantor's as the case may be, obligations having previously arisen, or then or thereafter arising, under any and all of the Loan Documents, and (2) any and all other documents, agreements, instruments, certificates, opinions and filings requested by Lessor; and (B) Lessor, in its reasonable discretion, is satisfied as to the creditworthiness of such surviving entity, and as to such surviving entity's conformance to the other standard criteria then used by Lessor when approving transactions similar to the transactions contemplated in this Lease; or (iii) the parties that control any Lessee or Guarantor as of the Closing Date no longer control such Lessee or Guarantor; or

          (xiv) a material adverse change in the business, operations, financial reporting, or financial condition of any Lessee or Guarantor or in its ability to comply with any Lease Documents since the date of this Lease as determined by Lessor, in its sole discretion and in good faith;

          (xv) failure by any Lessee or Guarantor to notify Lessor of any Default or Event of Default within ten (10) business days of its occurrence;

          (xvi) breach by any Lessee or Guarantor of any other covenant, condition or agreement (other than those in items (i)-(xv)) under this Lease or any of the other Lease Documents that continues for thirty (30) days after Lessor's written notice to either or both of the Lessees (but such notice and cure period will not be applicable unless such breach is curable by practical means within such notice period); or

          (xvii)     a  default  by  Guarantor  under  the  Guaranty.

     (b)     Remedies.  If  an  Event of Default occurs, Lessor may exercise any
             --------
one or more of the following remedies (in its sole discretion):

          (i) proceed at law or in equity, to enforce specifically any Lessee's performance or to recover damages;

          (ii) declare this Lease in default and/or cancel this Lease or otherwise terminate either or both of the Lessees' right to use of the Aircraft and either or both of the Lessees' other rights, but not its obligations under this Lease, and Lessees shall immediately return the Aircraft to Lessor in accordance with the terms of this Lease;

          (iii) enter the premises where the Aircraft is located and take immediate possession of and remove (or disable in place) the Aircraft (and/or the APU, any Engines and Parts then unattached to the Aircraft) by self-help, summary proceedings or otherwise without liability;

          (iv) use either or both of the Lessees' premises for storage as set forth in this Lease without liability;

          (v) sell, re-lease or otherwise dispose of the Aircraft (or any Engine or Part), whether or not in Lessor's possession, at public or private sale, with or without notice to any Lessee, and apply or retain the net proceeds of such disposition, with Lessees remaining jointly and severally liable for any deficiency and with any excess being retained by Lessor, or keep the Aircraft idle;

          (vi) apply any deposit or other cash collateral, or any proceeds of any Collateral, at any time to reduce any amounts due to Lessor;

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          (vii)     demand  and  recover from Lessees the Liquidated Damages and other  Rent  whenever  the  same  shall  be  due;  and

          (viii) terminate or cancel any sublease or management agreement, without regard as to the existence of any event of default thereunder and recover or cause each Lessee, and/or any sublessee or manager to relinquish possession of and return the Aircraft, including the Engines and Parts, pursuant to this Section 13, and/or exercise any and all other remedies under any consent entered into by such party pursuant to Section 12 hereof, or in any Lessee's stead, any remedies provided for under, or otherwise available to any Lessee in connection with the applicable sublease and/or management agreement; and

          (viii) exercise any and all other remedies allowed by Applicable Law, including the UCC.

     Without limiting the generality of the foregoing, (A) upon the occurrence of an Event of Default, Lessor may, among other things, demand and recover from Lessees the Casualty Value (calculated as contemplated in the definition of Liquidated Damages) or other applicable Liquidated Damages (in lieu of future Basic Rent, and not as a penalty) and other Rent then due, and/or demand that Lessees return the Aircraft in accordance with this Lease; and (B) if Lessees return the Aircraft, and after Lessor disposes of it, Lessor will determine the amount, if any, of any credit or reimbursement or deficiency, as applicable, with respect to Lessees' obligation to pay such Casualty Value or other Liquidated Damages (all as contemplated in the definition of such term).

     (c)     Lessor's Performance.  If either Lessee fails to perform any of its
             --------------------
agreements contained in this Lease, including its obligations to keep the Aircraft free of Liens, comply with Applicable Law, or obtain the requisite insurance coverages, Lessor shall have the right, but shall not be obligated, to effect such performance and any expenses incurred by Lessor in connection with effecting such performance, together with interest thereon at the Late Payment Rate, shall be payable by Lessees promptly upon demand. Any such action shall not be a cure or waiver of any Default or Event of Default hereunder.

     (d)     Power-of-Attorney.  Each  Lessee irrevocably appoints Lessor as its
             -----------------
attorney-in-fact to act in such Lessee's name and on its behalf to make, execute, deliver and file any instruments or documents (including any filings at the FAA), settle, adjust, receive payment, make claim or proof of loss, endorse such Lessee's name on any checks received or drafts or other instruments of payment specifically related to any insurance claims and to take any action as Lessor deems necessary or appropriate to carry out the intent of this Lease; provided, however, Lessor agrees that it will not exercise this power unless an
--------   -------
Event of Default has occurred and is continuing. This appointment is coupled with an interest, is irrevocable and shall terminate only upon payment in full of the obligations set forth in this Lease and/or any other Lease Documents.

     (e)     Enforcement  Costs.  Each  Lessee  shall  be liable for, and pay to
             ------------------
Lessor upon demand, all costs, charges and expenses incurred by Lessor in enforcing or protecting its rights under this Lease, whether by reason of any Default or Event of Default, or otherwise, including, legal fees, disbursements, insurance, expert witness fees, consultant fees, repossession, taxes, lien removal, recovery, storage, inspection, appraisal, repair, costs of transportation, refurbishing, advertising and brokers' fees, and other carrying costs and costs of sale, re-lease or other disposition of the Aircraft.

     (f)     Cumulative  Remedies,  Etc.  No right or remedy is exclusive.  Each
             --------------------------
may be used successively and cumulatively and in addition to any other right or remedy referred to above or otherwise available to Lessor at law or in equity, including, such rights and/or remedies as are provided for in the UCC, but in no event shall Lessor be entitled to recover any amount in excess of the maximum amount recoverable under applicable law with respect to any Event of Default. No express or implied waiver by Lessor of any Default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. The failure or delay of Lessor in exercising any rights granted it hereunder upon the occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or reoccurrence of any such contingencies or similar contingencies, and any single or partial exercise of any particular right by Lessor shall not exhaust the same or constitute a waiver of any other right provided for or otherwise referred to herein. Each Lessee hereby waives any rights under the UCC to cancel or repudiate this Lease or any of the other Lease Documents, to reject or revoke acceptance of the Aircraft or any component thereof, to suspend performance, and to recover from Lessor any general, special, incidental or consequential damages, for any reason whatsoever. All

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remedies  set  forth  herein shall survive the expiration, cancellation or other termination of this Lease for any reason whatsoever.

SECTION 14.  NOTICES,  REPORTS,  FURTHER  ASSURANCES  AND  INSPECTIONS.
             ---------------------------------------------------------

     (a)     Notices.  All  communications and notices provided for herein shall
             -------
be in writing and shall become effective (i) upon hand delivery, or (ii) upon delivery by an overnight delivery service, or (iii) upon two (2) Business Days after being deposited in the U.S. mail with proper postage for first-class mail prepaid, sent by registered or certified mail, return receipt requested, and addressed to Lessor or Lessees at their respective addresses set forth under the signatures hereto or such other address as either party may hereafter designate by written notice to the other, or (iv) when sent by telecopy (with customary confirmation of receipt of such telecopy) on the Business Day when sent or upon the next Business Day if sent on other than a Business Day.

     (b)     Reports.  Each  Lessee  will  provide  Lessor with the following in
             -------
writing within the time periods specified: (i) notice of any Lien which attaches to the Aircraft, and the full particulars of the Lien, within ten (10) days after such Lessee becomes aware of the Lien; (ii) (A) each Lessee's balance sheet and statement of retained earnings, prepared in accordance with GAAP, certified by a recognized firm of certified public accountants, within ninety
(90) days of the close of each fiscal year of such Lessee, (B) each Lessee's quarterly financial report certified by the chief financial officer of such Lessee, within ninety (90) days of the close of each fiscal quarter of such Lessee, (C) all of each Lessee's Forms 10-K and 10-Q, if any, filed with the SEC within thirty (30) days after the date on which they are filed (by furnishing these SEC Forms, or making them publicly available in electronic form, such Lessee shall be deemed to have satisfied the requirements of clauses (b)(ii)(A),
(B), or (C)); (iii) notice to Lessor of any change of the Primary Hangar Location, ten (10) days prior to any such change; (iv) notice of any loss or damage to the Aircraft in accordance with Section 10; (v) notice of any accident involving the Aircraft causing bodily injury or property damage to third parties, within five (5) days of such accident; and (vi) ten (10) days prior to the policy expiration date for any insurance coverage required by this Lease, evidence (having the form and substance consistent with Section 2(g) of the Closing Terms Addendum) of the renewal or replacement of such coverage complying with the terms hereof. Each Lessee will also provide Lessor with the following in writing promptly upon Lessor's request: (i) a copy of any insurance policy required by this Lease; (ii) notice to Lessor of the Aircraft's location, and the location of all Records relating to the Aircraft and its use, maintenance and/or condition; (iii) such information as may be necessary to enable Lessor to file any reports required by any governmental authority due to Lessor's ownership of the Aircraft; (iv) copies of any manufacturer's maintenance service program contract for the Airframe or Engines; (v) copies of all Records evidencing each Lessee's compliance with FAA airworthiness directives and mandatory service bulletins and of compliance with the provisions of Section 9 hereof and of the Return Addendum, and any other requested Records; and (vi) such other reports or information as Lessor may reasonably request.

     (c)     Further Assurances.  Each Lessee will promptly execute or otherwise
             ------------------
authenticate any documents, filings and other records, including, amendments to this Lease, UCC, FAA or other applicable filings and acknowledgments of assignment, and will take such further action as Lessor may reasonably request in order to carry out more effectively the intent and purposes of this Lease and to establish and protect Lessor's rights and remedies under this Lease, or otherwise with respect to the Aircraft and/or the Collateral. If and to the extent that the Cape Town Convention on International Interests in Mobile Equipment as respects the registration of interests in aircraft equipment is ratified by the United States and made effective pursuant to its terms, each Lessee shall take such further action at its own cost as Lessor may reasonably request to establish and protect Lessor's rights and interests in the Aircraft and this Lease thereunder. Each Lessee irrevocably authorizes Lessor to file UCCs or other filings with respect to the Aircraft or Collateral. Each Lessee agrees not to file any corrective or termination statements with respect to any UCC or other filings relating to the Aircraft or any Collateral.

     (d)     Inspection.  Lessor  shall  have  the  right,  but not the duty, to
             ----------
inspect the Aircraft, any component thereof and/or the Records, at any reasonable time and from time to time, wherever located, upon reasonable prior written notice to either or both of the Lessees; except that no advance notice shall be necessary prior to any inspection conducted, and such inspection may be conducted at any time, after the occurrence of a Default or an Event of Default. Upon request of Lessor, each Lessee promptly shall confirm to Lessor the location of the Aircraft and the Records and shall, at any reasonable time and from time to time, upon reasonable prior written notice to either or both of the Lessees, make the Aircraft and/or the Records available to Lessor for inspection. Lessees shall be responsible

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--------------------------------------------------------------------------------

for the cost of any inspection conducted after the occurrence of a Default or an Event of Default, and shall pay Lessor such amount as additional Rent within ten
(10)  days  of  demand.

SECTION 15.  TRANSACTION EXPENSES.  Without limiting any other provision of this
             --------------------
Lease, each Lessee shall perform and comply with all of its obligations, and possess, use, operate, insure, maintain, and comply with Applicable Law, service, return and/or store the Aircraft (or cause any or all of the same to be done) and take all other actions contemplated in this Lease and the other Lease Documents at its sole risk, cost and expense. Lessees shall pay all fees, costs and expenses incurred by or on behalf of Lessor at any time in connection with this Lease, whether or not the transactions contemplated hereby are consummated, including, without limitation, appraisal and inspection fees, Lessor's counsel and FAA Counsel's fees and expenses, UCC, FAA or other applicable title and lien searches, reports, filing and recording fees, charges and taxes, and costs and expenses incurred in connection with Lessees' exercise of any option or other right granted under, or any amendment or other modification to any of, the Lease Documents.

SECTION  16.  MISCELLANEOUS.
              -------------

     (a)      Interpretation.  Time  is  of  the  essence  in  the  payment  and
              --------------
performance of Lessees' obligations under this Lease. Any provision of this Lease that may be determined to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective in such jurisdiction to the extent thereof without invalidating the remaining provisions of this Lease. The division of this Lease into sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Lease. The execution hereof on behalf of Lessees and Lessor shall be deemed to constitute the acceptance by Lessees and Lessor of the terms and conditions of each and every addendum, rider, supplement, annex and exhibit hereto as if such document was separately and individually executed on behalf of such party hereto and shall constitute a part of this Lease. THIS LEASE MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND BY THE PARTIES HERETO ON SEPARATE COUNTERPARTS. ONLY COUNTERPART NO. 1 OF THIS LEASE AND THE LEASE SUPPLEMENT SHALL BE CONSIDERED "CHATTEL PAPER" FOR PURPOSES OF THE UCC.

     (b)     Granting  Clause.  In  order  to secure the prompt and full payment
             ----------------
and performance as and when due of any and all obligations and indebtedness of each Lessee to Lessor, now existing or hereafter created of any kind whatsoever, each Lessee hereby collaterally assigns, grants, and conveys to Lessor, a security interest in and lien on all of such Lessee's right, title and interest in and to all of the following (the "Collateral"): (i) this Lease and any
                                           ----------
present and future subleases, management agreements, interchange agreements, charter agreements and any other present and future agreements of any kind whatsoever relating to the Aircraft or any part thereof and all rent, charter payments, reimbursements and other disbursements, remittances or other amounts payable with respect thereto; (ii) the Aircraft and all present and future parts, accessories, accessions and attachments thereto, and all present and future replacements, substitutions and exchanges for such goods; and (iii) proceeds of the foregoing, including all related goods, accounts, chattel paper, documents, instruments, general intangibles, letters of credit, letters of credit rights, investment property, deposit accounts, and supporting obligations, insurance proceeds, warranty and requisition payments, and all present and future books and records relating to any of the foregoing and/or the Aircraft (including, without limitation, all tapes, cards, computer programs, computer runs and computer data in the possession or control of such Lessee, any computer service bureau, or other third party). The collateral assignment, security interest and lien granted herein shall survive the termination, cancellation or expiration of this Lease until such time as both Lessee's obligations under this Lease are fully and indefeasibly discharged.

     (c)     Entire  Agreement.  This  Lease,  and  each  of  the  other  Lease
             -----------------
Documents, the Purchase Documents and Required Documents, collectively constitute, and are intended to collectively constitute, the complete and exclusive statement of the terms of the agreement between Lessor and Lessees with respect to the purchase and leasing of the Aircraft. This Lease, the Purchase Documents, and the other Required Documents cancel and supersede any and all prior or contemporaneous oral or written understandings, memoranda, negotiations, communications, agreements, and other records, with respect thereto including, any proposal letter, commitment letter, and/or term sheet delivered to either or both of the Lessees by Lessor. No term or provision of this Lease may be amended, altered, waived, discharged or terminated, except in a writing signed by a duly authorized officer of the party against whom the enforcement of the amendment, alteration, waiver, discharge or termination is sought.

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--------------------------------------------------------------------------------

     (d)     Governing  Law,  Choice of Forum and Jury Trial Waiver.  THIS LEASE
             ------------------------------------------------------
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF BOTH PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF MARYLAND (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE. Each Lessee hereby irrevocably consents and agrees that any legal action, suit, or proceeding arising out of or in any way in connection with this Agreement may be instituted or brought in the courts of the State of Maryland or any U.S. District Court for Maryland, as Lessor may elect, and by execution and delivery of this Lease, each Lessee hereby irrevocably accepts and submits to, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of any such court, and to all proceedings in such courts. EACH LESSEE ALSO HEREBY KNOWINGLY AND FREELY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING HEREFROM OR IN RELATION HERETO.

SECTION  17.  JOINT  AND  SEVERAL  OBLIGATIONS.

     (a)     Joint  and Several Obligations.  The obligations of the Lessees (or
             ------------------------------
either  of  them)  hereunder  or  under the other Lease Documents constitute the joint and several obligations of each of the Lessees. Without limiting the generality of the foregoing: (i) each reference in this Lease or in any of the other Lease Documents to the term "Lessee" shall be deemed to refer to each of
                                     ------
Sales and Integration; (ii) each representation and warranty made by the Lessees (or by either of them) shall be deemed to have been made jointly and severally;
(iii) each covenant and undertaking on the part of the Lessees (or by either of them) shall be deemed to have been made jointly and severally; and (iv) each event constituting an Event of Default under this Lease shall entitle Lessor to all applicable remedies, including all remedies provided or referred to herein or in the other Lease Documents, against Sales and Integration, jointly and severally. A separate action or actions may be brought and prosecuted against either such party whether an action is brought against the other party or whether the other party is joined in any such action or actions. Each such party waives any right to require Lessor to: (i) proceed against the other party; (ii) proceed against or exhaust any security held from any other party; or (iii) pursue any other remedy in Lessor's power whatsoever. Notices hereunder required to be provided to the Lessees shall be effective if provided to either such party. Any consent on the part of the Lessees hereunder shall be effective when provided by either such party and Lessor shall be entitled to rely upon any notice or consent given by either such party as being notice or consent given by the Lessees hereunder.

     (b)     Suretyship  Waivers.  In  the  event  any obligation of the Lessees
             -------------------
under this Lease is deemed to be an agreement by any individual Lessee (i.e., Sales or Integration, as the case may be) to answer for the obligation or default of the other Lessee (including each other) or as a hypothecation of property as security therefor, each Lessee represents and warrants that: (i) no representation has been made to it as to the creditworthiness of any other obligor, and (ii) it has established adequate means of obtaining from each other obligor on a continuing basis, financial or other information pertaining to each other obligor's financial condition. Each Lessee expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever, consents to the taking by Lessor of any additional security for the obligations secured hereby, or the alteration or release in any manner of any security now or hereafter held in connection with any obligations now or hereafter secured by this Lease, including the Collateral, and consents that Lessor and any obligor may deal with each other in connection with said obligations or otherwise, or alter any contracts now or hereafter existing between them, in any manner whatsoever, including without limitation the renewal, extension, acceleration, changes in time for payment, and increases or decreases in any principal, rate of interest or other amounts owing, all without in any way altering the liability of each Lessee, or affecting any security for such obligations. Should any default be made in the payment of any such obligations or in the terms or conditions of any security held, Lessor is hereby expressly given the right, at its option, to proceed in the enforcement of this Lease independently of any other remedy or security it may at any time hold in connection with such obligations secured and it shall not be necessary for Lessor to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce its rights against any Lessee or other obligor. Each Lessee further waives (i) any right of subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid to Lessor by either Lessee and (ii) any right or remedy, similar or dissimilar to any of the foregoing available to a surety under applicable law. Without limiting the foregoing, every maker, endorser, guarantor and surety hereof hereby waives presentment, notice, protest and impairment of collateral, and consents to all extensions, deferrals, partial payments and refinancings hereof before or after maturity.

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SECTION  18.  TRUTH  IN  LEASING.  THE AIRCRAFT, AS EQUIPMENT, BECAME SUBJECT TO
              ------------------
THE MAINTENANCE REQUIREMENTS OF PART 91 OF THE FEDERAL AVIATION REGULATIONS ("FARS") UPON THE REGISTRATION OF THE AIRCRAFT WITH THE FAA. EACH LESSEE
  ----
CERTIFIES THAT DURING THE TWELVE (12) MONTHS (OR PORTION THEREOF DURING WHICH THE AIRCRAFT HAS BEEN SUBJECT TO U.S. REGISTRATION) PRECEDING THE EXECUTION OF THIS LEASE, THE AIRCRAFT HAS BEEN MAINTAINED AND INSPECTED UNDER PART 91 OF THE FARS. EACH LESSEE CERTIFIES THAT THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER PART 91 OF THE FARS FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE. UPON EXECUTION OF THIS LEASE, AND DURING THE TERM HEREOF, EACH LESSEE, WHOSE NAME AND ADDRESS ARE SET FORTH ON THE SIGNATURE PAGE HERETO, ACTING BY AND THROUGH THE RESPECTIVE SIGNATORY THERETO, CERTIFIES THAT LESSEES SHALL BE RESPONSIBLE FOR THE OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS LEASE (WHILE IN POSSESSION OF THE AIRCRAFT), UNLESS OPERATIONAL CONTROL OF THE AIRCRAFT IS PROVIDED TO AN AIR
                ------
TAXI OPERATOR CERTIFICATED UNDER PART 135 OF THE FARS, IF AND TO THE EXTENT PERMITTED HEREUNDER. EACH LESSEE FURTHER CERTIFIES THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FARS, PROVIDED HOWEVER, THAT THE LESSEES SHALL NOT BE DEEMED TO BE RESPONSIBLE FOR THE OPERATIONAL CONTROL OF THE AIRCRAFT FOR SO LONG AS THE AIRCRAFT IS IN POSSESSION OF ANY SUCH AIR TAXI OPERATOR HAVING OPERATIONAL CONTROL TO THE EXTENT PERMITTED HEREUNDER. AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FARS CAN BE OBTAINED FROM THE NEAREST FEDERAL AVIATION FLIGHT STANDARD DISTRICT OFFICE, GENERAL AVIATION DISTRICT OFFICE, OR AIR CARRIER DISTRICT OFFICE.


                            [SIGNATURES ON NEXT PAGE]

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     IN  WITNESS  WHEREOF,  the parties hereto have caused this Lease to be duly executed as of the date first written above by their respective officers thereunto duly authorized.

Lessor:                                 Lessee:
SUNTRUST  LEASING  CORPORATION          POMEROY IT SOLUTIONS SALES COMPANY, INC.


By:                                     By:
    -------------------------------         -------------------------------
Name:                                   Name:
Title:                                  Title:


Address: 29 West Susquehanna Avenue,    Address:   825 Berkshire Boulevard
         4th Floor                                 Wyomissing, Delaware 19610
         Towson, Maryland 21204


                                        Lessee:
                                        POMEROY SELECT INTEGRATION COMPANY, INC.


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:

                                        Address:   825 Berkshire Boulevard
                                                   Wyomissing, Delaware 19610


THIS IS COUNTERPART NO. __ OF A TOTAL OF 4 COUNTERPARTS. ONLY COUNTERPART NO. 1 SHALL BE CONSIDERED CHATTEL PAPER FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE AND A SECURITY INTEREST MAY BE PERFECTED ONLY BY POSSESSION OF COUNTERPART NO. 1.

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SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

EXHIBIT A
                                                                     DEFINITIONS

     (a) All References in the Lease to designated Sections and other subdivisions are to such designated Sections and other subdivisions only, and the words "herein," "hereof" and "hereunder" and other words of similar import
             ------    ------       ---------
refer to the Lease as whole and not to any particular Section or other subdivision.

     (b) Except as otherwise indicated, all the agreements and instruments defined herein or in the Lease shall mean such agreements and instruments as the same may from time to time be supplemented or amended, or as the terms thereof may be expressly waived or modified to the extent permitted by, and in accordance with, the terms thereof.

     (c)     The  word  "including"  means  including  without  limitation.

     (d) The terms defined herein and in the Lease shall, for purposes of the Lease and the Lease Supplement, addenda, riders, annexes, schedules, and exhibits thereto, have the meanings assigned to them and shall include the plural as well as the singular as the context requires.

     (e) The following terms shall have the following meanings for all purposes of the Lease:

Basic  Rent  Date,  Basic  Rent Percentage, Basic Term, Renewal Term, Daily Rent
--------------------------------------------------------------------------------
Percentage,  Expiration  Date,  First  Basic  Rent  Date,  Last Basic Rent Date,
--------------------------------------------------------------------------------
Lessor's  Cost,  Primary  Hangar Location, and Rent Commencement Date shall have
---------------------------------------------------------------------
the meanings set forth in Schedules No. 2 and 2-A.

     Abatements shall have the meaning set forth in Section 7 of the Lease.
     ----------

     Acceptance  Date  shall  mean  the  date  on  which Lessees irrevocably and
     ----------------
unconditionally accept the Aircraft for lease under the Lease as evidenced by the execution and delivery of the Lease Supplement dated such date (and is set forth in the Lease Supplement).

     Additions  shall  have  the  meaning  set  forth in Section 9 of the Lease.
     ---------

     Administrative  Charge  shall  mean an amount equal to five percent (5%) of
     ----------------------
the amount payable to which such charge applies.

     Affiliate  shall  mean  any  affiliated person, firm or entity controlling,
     ---------
controlled  by or under common control with any Lessee or Lessor, as applicable.

     Alterations  shall  have  the  meaning set forth in Section 9 of the Lease.
     -----------

     Aircraft  shall mean (i) the Airframe, (ii) the Engines, (iii) any APU, and
     --------
(iv)  the  Records.

     Airframe shall mean (i) the Aircraft described in Schedule No. 1, and shall
     --------
not include the Engines or any APU, and (ii) any and all Parts from time to time incorporated in, installed on, or attached to such Aircraft and any and all Parts removed therefrom so long as Lessor shall retain an interest therein in accordance with the applicable terms of the Lease after removal from the Aircraft.

     Applicable  Law  shall  mean  all  applicable  laws including all statutes,
     ---------------
treaties, conventions, judgments, decrees, injunctions, writs and orders of any court, governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority as amended and revised, and any judicial or administrative interpretation, of any of the same, including the airworthiness certificate issued with respect to the Aircraft, all FARS, Supplemental FARS, airworthiness directives, and/or any of the same relating to noise, the environment, national security, public safety, exports or imports or contraband.

     APU  shall  mean  (i)  any  auxiliary  power  unit  described and listed by
     ---
manufacturer's serial number in Schedule No. 1 and currently installed on the Airframe whether or not thereafter installed on such Airframe or any other airframe from time to time; (ii) any auxiliary power unit which may from time to time be substituted, pursuant to the applicable terms of the Lease, for any auxiliary power unit leased hereunder; and (iii) in each case set forth in clauses (i) and (ii) hereof, with any and all Parts incorporated in or installed on or attached to any such auxiliary power unit and any and all Parts removed therefrom so long as Lessor shall retain an interest in such Parts in accordance with the applicable terms of the Lease after removal from any such auxiliary power unit. The term "APU" means, as of any date of determination, any
                          ---
auxiliary  power  unit  leased  hereunder.

     AS-IS, WHERE-IS shall mean "AS-IS WHERE-IS", AND "WITH ALL FAULTS", WITHOUT
     ---------------
ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND WHATSOEVER, BY, OR ANY RECOURSE OF ANY KIND WHATSOEVER TO, LESSOR.

     Assignee shall have the meaning set forth in Section 12 of the Lease.
     --------

     Assignment shall have the meaning set forth in Section 12 of the Lease.
     ----------

     Basic Rent shall have the meaning set forth in Section 3 of the Lease.
     -----------

     Business  Day shall mean any day other than a Saturday, Sunday or other day
     -------------
on which banks located in Baltimore, Maryland are closed or are authorized to close.

     Casualty  Payment Date shall have the meaning set forth in Section 10(a) of
     ----------------------
the Lease.

     Casualty  Value  for  any  Basic Rent Date shall be the amount equal to the
     ---------------
Lessor's Cost multiplied by the applicable percentage set forth on Schedule No. 3 for such Basic Rent Date (or the corresponding Basic Rent number), or if the Casualty Payment Date is after the last Basic Rent Date, the Casualty Value for such date shall be the amount equal to the Lessor's Cost multiplied by the applicable percentage set forth on Schedule No. 3 for the last Basic Rent Date (or the corresponding Basic Rent number).

     Charter Agreement shall have the meaning set forth in Section 12(a).
     -----------------

     Claims shall have the meaning set forth in Section 11 of the Lease.
     ------

     Collateral  shall have the meaning set forth in Section 16(b) of the Lease.
     ----------

     Code  shall  have the meaning set forth in the Special Tax Indemnity Rider.
     ----

     Daily Rent shall have the meaning set forth in Section 3 of the Lease.
     ----------

     Default  shall  mean  an  event  or circumstance which, after the giving of
     -------
notice or lapse of time, or both, would become an Event of Default.

     Early  Purchase  Date shall have the meaning set forth on Schedule No. 2-A.
     ---------------------

     Early  Purchase Option Amount shall be the amount payable by Lessees in the
     -----------------------------
event that Lessees exercise the option to purchase the Aircraft pursuant to paragraph (e) of the Option Addendum to the Lease and shall be determined in accordance with Schedule No. 2-A.

     Engine  shall  mean  (i)  each  of  the  engines  described  and  listed by
     ------
manufacturer's serial numbers in Schedule No. 1 and currently installed on the Airframe whether or not thereafter installed on such Airframe or any other airframe from time to time; (ii) any engine which may from time to time be substituted, pursuant to the applicable terms of the Lease, for an Engine leased hereunder; and (iii) in each case set forth in clauses (i) and (ii) hereof, with any and all Parts incorporated in or installed on or attached to such engine and any and all Parts removed therefrom so long as Lessor shall retain an interest in such Parts in accordance with the applicable terms of the Lease after removal from any such engine. The term "Engines" means, as of any date of
                                      -------
determination,  all  Engines  leased  hereunder.

     Estimated  Annual Hours shall mean the anticipated number of average annual
     -----------------------
flight hours as shown on Schedule No. 2-A.

     Event  of  Default  shall  have  the meaning set forth in Section 13 of the
     ------------------
Lease.

     Event  of  Loss with respect to the Aircraft, the Airframe or any Engine or
     ---------------
any  APU,  shall  mean any of the following events with respect to such property
(i) loss of such property or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to such property that results in an insurance settlement with respect to such property on the basis of a total loss or constructive total loss; (iii) the condemnation, confiscation or seizure of, or requisition of title to or use of, such property by the act of any government (foreign or domestic) or of any state or local authority or any instrumentality or agency of the foregoing ("Requisition of
                                                                  --------------
Use");  (iv)  as  a result of any rule, regulation, order or other action by any
---
government (foreign or domestic) or governmental body (including, without limitation, the FAA or any similar foreign governmental body) having jurisdiction, the use of such property shall have been prohibited, or such property shall have been declared unfit for use, for a period of six (6) consecutive months, unless Lessees, prior to the expiration of the six-month period, shall have undertaken and, in the opinion of Lessor, shall be diligently carrying forward all steps that are necessary or desirable to permit the normal use of such property by Lessees or, in any event, if use shall have been prohibited, or such property shall have been declared unfit for use, for a period of twelve (12) consecutive months (unless waived by Lessor in its sole and absolute discretion) or such prohibition shall exist on the expiration or earlier cancellation or termination of the Lease; (v) with respect to an Engine or any APU, the removal thereof from the Airframe for a period of six (6) consecutive months or longer, whether or not such Engine or any APU, as the case may be, is operational, or (unless waived by Lessor in its sole and absolute discretion) such prohibition shall exist on the expiration or earlier cancellation or termination of the Lease; (vi) an Engine or any APU is returned to the Manufacturer, other than for modification in the event of patent infringement or for repair or replacement (any such return being herein referred to as a "Return to Manufacturer"); or (vii) (unless waived by Lessor in its sole
         ----------------------
and absolute discretion) the Aircraft is not returned to Lessor upon the expiration or earlier termination or cancellation of the Lease, unless Lessees or a third party purchaser purchases the Aircraft pursuant to Lessees' exercise of an option contemplating such purchase under any applicable provision of the Lease. The date of such Event of Loss shall be the date of such theft, disappearance, destruction, damage, Requisition of Use, prohibition, unfitness for use for the stated period, removal for the stated period or Return to Manufacturer. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe. An Event of Loss with respect to any Engine or any APU shall not, without loss of the Airframe, be deemed an Event of Loss with respect to the Aircraft.

     Excess  Hours  shall  have  the meaning set forth in the definition of Fair
     -------------
Market  Sales  Value.

     FAA  shall  mean  the  U.S.  Federal  Aviation  Administration  and/or  the
     ---
Administrator of the Federal Aviation Administration and the Department of Transportation, or any person, governmental department, bureau, authority, commission or agency succeeding to the functions of any of the foregoing, including, where applicable, the Transportation Security Administration.

     FAA  Counsel  shall  mean  Daugherty,  Fowler, Peregrin & Haught, 204 North
     ------------
Robinson, Suite 900, Oklahoma City, Oklahoma 73102, or such other counsel as Lessor may designate.

     FAA  Documents  shall  have  the  meaning  set  forth  in the Closing Terms
     --------------
Addendum.

     Fair  Market  Sales  Value  and  Fair  Market Rental Value shall mean those
     --------------------------       -------------------------
certain values determined on the following basis: (i) the subject value shall be the amount which would be obtained in an arm's length transaction between an informed and willing buyer or lessee (who is neither a lessee in possession nor a used equipment dealer), and an informed and willing seller or lessor, as the case may be, under no compulsion to sell or lease, as the case may be; (ii) the costs of removal of the Aircraft from its then location shall not be a deduction from such value; and (iii) in determining any such value, it shall be assumed (whether or not the same be true) (A) that the Aircraft has been maintained by Lessees and is in the condition in which it is required to be returned to Lessor, in each case, in accordance with the Lease, (B) such value has not been diminished due to the existence of any damage history, and (C) that the total number of Airframe hours (including any component with hourly overhaul schedules) accumulated from the Acceptance Date to the Expiration Date or other date of termination or

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

cancellation do not exceed the product of Estimated Annual Hours times the number of twelve month periods and any portion thereof, from the Acceptance Date to such expiration, termination or cancellation date (any such excess, the "Excess Hours").
 -------------

     FARs  shall mean the Federal Aviation Regulations, any Supplemental Federal
     ----
Aviation Regulations and all successor regulations thereto.

     GAAP  shall  mean  generally  accepted  accounting  principles consistently
     ----
applied.

     Guarantor  shall  mean  POMEROY  IT  SOLUTIONS, INC. a Delaware Corporation
     ---------
(File number 228064) having its principal office at 1020 Petersburg Road Hebron, Kentucky 41048.

     Impositions  shall  have  the  meaning set forth in Section 8 of the Lease.
     -----------

     Late  Payment  Rate shall mean the lesser of a rate equal to 1.5% per month
     -------------------
or the highest rate permitted by Applicable Law. The Late Payment Rate shall be computed on the basis of a 360-day year and a 30-day month.

     Lease  Documents shall mean the Lease (including the Lease Supplement), and
     ----------------
all documents, instruments and agreements entered into or provided by any Lessee, any guarantors and or other third party pursuant to or in connection with the Lease.

     Lease Supplement shall mean a supplement to the Lease to be entered into as
     ----------------
of the Acceptance Date by Lessees, which supplement shall be substantially in the form as attached to the Lease, and upon execution by Lessees shall constitute a part of the Lease.

     Lessor's  Liens shall mean any Liens created or granted by Lessor resulting
     ---------------
from claims against Lessor not related to Lessor's ownership of the Aircraft or otherwise contemplated under the Lease.

     Liens  shall  mean  all liens, charges, security interests, leaseholds, and
     -----
encumbrances of every nature and description whatever, including, without limitation, any of the same arising in connection with or created by any Impositions, (other than Lessor's Liens) and rights and interests of third parties under management, charter, pooling, interchange, sublease, timeshare, overhaul, repair or other similar agreements or arrangements.

     Liquidated  Damages  shall  mean the liquidated damages (all of which, each
     -------------------
Lessee hereby acknowledges and agrees, are damages to be paid in lieu of future Basic Rent and are reasonable in light of the anticipated harm arising by reason of an Event of Default, and are not a penalty) in an amount calculated as the sum of (i) the Casualty Value of the Aircraft (determined as of the next Basic Rent Date after the date of the occurrence of the subject Event of Default),
(ii) all costs, charges and expenses, payable pursuant to Section 13, (iii) the Variable Rent Component through the date of payment and all other Rent due hereunder as of such determination date, less (iv) a credit for any disposition
                                          ----
proceeds,  if  applicable  pursuant  to  the  application provisions in the next sentence. If Lessor demands such liquidated damages and recovers and sells the Aircraft, any proceeds of such disposition by Lessor, to the extent received by Lessor in good and indefeasible funds, shall be applied by Lessor (a) first, to
                                                                       -----
pay all costs, charges and expenses, payable pursuant to Section 13, (b) second,
                                                                         ------
to  pay  to  Lessor  an  amount equal to the liquidated damage amounts specified herein, to the extent not previously paid, together with any other unpaid Rent due and payable, (c) third, to pay to Lessor any interest accruing on the
                         -----
amounts covered by the preceding clauses, at the Late Payment Rate, from and after the date the same become due and payable pursuant to the terms hereof through the date of payment, and (d) fourth, any surplus remaining thereafter
                                        ------
shall be remitted to Lessees. Notwithstanding the foregoing, Lessor shall have no obligation to make any of the remittances to Lessees that are contemplated in any part of this definition if Lessor has paid such amounts to any guarantor or other Person having a right of subrogation with respect to such amounts, or such guarantor or other Person has demanded the payment of such amount.

     Loaner Engine shall have the meaning set forth in Section 9(d).
     -------------

     Maintenance  Requirements  shall  mean,  with  respect to the Airframe, any
     -------------------------
Engine,  any  APU or any Part, all compliance requirements set forth in or under
(i) all maintenance manuals initially furnished with respect thereto,

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

including any subsequent amendments or supplements to such manuals issued by the Manufacturer or Supplier from time to time, (ii) all mandatory service bulletins issued, supplied, or available by or through the Manufacturer and/or the Manufacturer of any Engine, any APU or Part with respect thereto, (iii) all applicable airworthiness directives issued by the FAA or similar regulatory agency having jurisdictional authority, (iv) all conditions to the enforcement of any warranties pertaining thereto, (v) any Lessee's FAA approved maintenance program with respect thereto, and (vi) all additional requirements, if any, set forth in the Supplemental Maintenance Addendum.

     Manager  shall  mean  Executive  Jet  Management,  Inc. an Ohio Corporation
     -------
(Charter Registration Number 501856) having its principal office at 4556 Airport Road Cincinnati, Ohio 45226.

     Manufacturer  shall mean each manufacturer identified on Schedule No. 1 and
     ------------
its  successors  and  assigns.

     Material Damage shall mean any damage: (a) required to be reported pursuant
     ---------------
to any governmental reporting requirement, (b) with respect to which an insurance claim is being made, or (c) requiring that the Aircraft or any Engine be taken out of service for more than five (5) business days to repair.

     Maximum  Lessee  Risk Amount shall mean that certain percentage of Lessor's
     ----------------------------
Cost set forth in Schedule No. 2-A.

     Parts  shall  mean  all  appliances,  avionics,  parts,  instruments,
     -----
appurtenances, accessories, furnishings and other equipment or property of whatever nature (other than Additions or Engines), which may from time to time be incorporated or installed in or attached to the Airframe or any Engine or any APU for so long as Lessor shall retain an interest in such Parts in accordance with the applicable terms of the Lease.

     Permitted  Liens  shall  mean  (a)  the  interests of each Lessee under the
     ----------------
Lease, (b) the respective rights of others under subleases, management agreements, or charters, if any, to the extent expressly provided and permitted by the terms of Section 12 of the Lease, (c) Lessor's Liens, and (d) Liens for taxes either not yet due or being contested by Lessees in good faith and inchoate materialmen's, mechanic's, workmen's, repairmen's, employee's, or other like Liens arising in the ordinary course of business of either Lessee for sums not yet delinquent or being contested in good faith (and for the payment of which adequate assurances and/or security have, in Lessor's sole judgment, been provided to Lessor) with due diligence and by appropriate proceedings, if Lessor shall have determined in its sole judgment that the nonpayment of any such tax or Lien or the contest of any such payment in such proceedings does not and will not adversely affect the title, property or rights of Lessor.

     Permitted User shall have the meaning set forth in Section 12(a).
     --------------

     Person  shall  mean  any  individual,  partnership,  corporation,  limited
     ------
liability company, trust, association, joint venture, joint stock company, or non-incorporated organization or government or any department or agency thereof, or any other entity of any kind whatsoever.

     Purchase  Documents  shall  mean  all fully executed purchase agreements in
     -------------------
connection with the acquisition of the Aircraft, including the Engines, assignments of any or all of the Purchase Documents, in form and substance satisfactory to Lessor, invoices and bills of sale from Supplier, naming Lessor as purchaser and any other documents required in Section A.1(a) of the Closing Terms Addendum.

     Purchase  Option  Price shall mean that certain percentage of Lessor's Cost
     -----------------------
set  forth  in  Schedule  No.  2-A.

     Records  shall  mean  any  and all logs, manuals, certificates and data and
     -------
inspection, modification, maintenance, engineering, technical, and overhaul records (whether in written or electronic form) with respect to the Aircraft (whether in existence as of, or created at any time after, the Acceptance Date), including, without limitation, all records required to be maintained by the FAA or any other governmental agency or authority having jurisdiction with respect to the Aircraft or any Manufacturer or Supplier of the Aircraft (or any part thereof) with respect to the enforcement of warranties or otherwise, which Records shall be at all times the property of Lessor after the Acceptance Date.

     Rent  shall  have  the  meaning  set  forth  in  Section  3  of  the Lease.
     ----

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

     Required  Documents  shall  have the meaning set forth in the Closing Terms
     -------------------
Addendum.

     Requisition  of  Use  shall have the meaning set forth in the Event of Loss
     --------------------
definition  contained  herein.

     Return  to  Manufacturer  shall  have the meaning set forth in the Event of
     ------------------------
Loss  definition  contained  herein.

     Schedules  No. 1, 2, 2-A, 3 or 4 shall mean any of Schedules No. 1, 2, 2-A,
     --------------------------------
3 or 4, as applicable, to Lease Supplement No. 1 to the Lease.

     SEC shall mean the Securities and Exchange Commission.
     ---

     Supplemental  Rent  shall  have  the  meaning set forth in Section 3 of the
     ------------------
Lease.

     Supplier  shall  mean  the  "Supplier"  or "Suppliers", as the case may be,
     --------
identified as such on Schedule No. 1 and their respective successors and assigns.

     Term  shall  mean the Basic Term together with (i) the period, if any, from
     ----
and including the Acceptance Date through, but not including, the Rent Commencement Date, and (ii) any Renewal Term or Renewal Terms, if any, entered into pursuant to the Lease.

     Transportation  Code shall mean Title 49, Subtitle VII of the United States
     --------------------
Code,  as  in  effect  from  time  to  time.

     UCC  shall  mean the Uniform Commercial Code as in effect in the applicable
     ---
jurisdiction.

     Warranty  Bill  of  Sale  shall  mean  a  warranty  bill  of sale in a form
     ------------------------
acceptable  to  Lessor.

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

     INSURANCE  ADDENDUM  ("Insurance  Addendum") to Aircraft Lease (S/N 258753)
                            -------------------
dated  as  of  DECEMBER      ,  2005  (the  "Lease"),  between  SUNTRUST LEASING
                         ----                -----
CORPORATION,  as  lessor ("Lessor"), POMEROY IT SOLUTIONS SALES COMPANY, INC., a
                           ------
Delaware corporation ("Sales"), and POMEROY SELECT INTEGRATION COMPANY, INC., a Delaware corporation ("Integration") (Sales and Integration are jointly and severally liable hereunder as co-obligors, as more particularly provided in
Section  17  of  this Lease, and are each referred to individually as a "Lessee"
                                                                         ------
and  collectively,  the  "Lessees").
                          -------

     All capitalized terms not defined in this Insurance Addendum are defined in the Lease. Execution of the Lease by Lessees and Lessor shall be deemed to constitute execution and acceptance of the terms and conditions of this Insurance Addendum, and it shall supplement and be a part of the Lease.

     (a)     Liability Insurance.  Lessees shall maintain at their sole cost and
             -------------------
expense for the entire Term with insurers of recognized reputation and responsibility satisfactory to Lessor (but in no event having an A.M. Best or comparable agency rating of less than "A-") (i) comprehensive aircraft and general liability insurance against bodily injury or property damage claims including, without limitation, contractual liability, premises damage, public liability, death and property damage liability, public and passenger legal liability coverage, and sudden accident pollution coverage, in an amount not less than $200,000,000.00 for each single occurrence, and (ii) personal injury liability in an amount not less than $50,000,000.00.

     (b)     "All-Risk"  Hull  Insurance.  Lessees  shall maintain at their sole
             ---------------------------
cost and expense for the entire Term with insurers of recognized reputation and responsibility satisfactory to Lessor (but in no event having an A.M. Best or comparable agency rating of less than "A-"), "all-risk" ground, taxiing, and flight hull insurance on an agreed-value basis, covering the Aircraft, provided that such insurance shall at all times be in an amount not less than the Casualty Value of the Aircraft (such amount determined at the Acceptance Date and at each anniversary of the Rent Commencement Date for each succeeding year throughout the Term).

     (c)     War  Risk  and Allied Perils.  Lessees shall also maintain war risk
             ----------------------------
and allied perils (including confiscation, appropriation, expropriation, terrorism and hijacking insurance) in an amount not less than $50,000,000.00.

     (d)     Additional  Policy Requirements.  Any policies of insurance carried
             -------------------------------
in accordance with this Insurance Addendum and any policies taken out in substitution or replacement of any such policies (i) shall be endorsed to name Lessor as the owner of the Aircraft and as additional insured as its interests may appear (but without responsibility for premiums), (ii) with respect to insurance carried in accordance with paragraphs (b) or (c), as applicable, shall provide that any amount payable thereunder shall be paid directly to Lessor as sole loss payee and not to Lessor and Lessees jointly, (iii) shall provide for thirty (30) days written notice by such insurer of cancellation, material change, or non-renewal, (iv) include a severability of interest clause providing that such policy shall operate in the same manner as if there were a separate policy covering each insured, (v) waive any right of set-off against any Lessee or Lessor, and any rights of subrogation against Lessor, (vi) shall provide that in respect of the interests of Lessor in such policies, the insurance shall not be invalidated by any action or inaction of any Lessee or any other Person operating or in possession of the Aircraft regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by or binding upon any Lessee or any other Person operating or in possession of the Aircraft, and (vii) shall be primary, not subject to any co-insurance clause and shall be without right of contribution from any other insurance.

     Notwithstanding clause (ii) of the preceding sentence, so long as no Default has occurred and is continuing, and no Event of Default or Event of Loss with respect to the Aircraft has occurred, the amounts referred to in clause
(ii) may be paid, as applicable, either (A) if $100,000.00, or more, in the aggregate, to Lessor and either or both of the Lessees, jointly, as their interests may appear, and released by Lessor to either or both of the Lessees or other appropriate Persons in payment of the costs actually incurred with respect to repairs made to the Aircraft so as to restore it to the operating condition required by the Return Addendum or any other applicable provision of the Lease, or shall be disbursed by Lessor as otherwise required by the Lease, or (B) if less than $100,000.00 in the aggregate, to either or both of the Lessees (and such amounts shall be applied by the same to pay the costs of such repairs).

     (e)     World  Wide  Coverage.  All  of  the  coverages  required  in  this
             ---------------------
Insurance Addendum shall be in full force and effect worldwide throughout any geographical areas to, in, or over which the Aircraft is operated.

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SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

     (f)     No  Right  To  Self-Insure.  Neither  Lessee  shall self-insure (by
             --------------------------
deductible, premium adjustment, or risk retention arrangement of any kind) the insurance required to be maintained hereunder.

     (g)     U.S.  Dollars.  All  insurance proceeds payable under the requisite
             -------------
policies  shall  be  payable  in  U.S.  Dollars.

     (h)     Adjustments to Coverage.  Lessees agree to obtain and maintain such
             -----------------------
other insurance coverages, or cause adjustments to be made to the scope, amount or other aspects of the existing insurance coverages, promptly upon Lessor's request, as and when Lessor deems such additional insurance coverages or modifications to be appropriate in light of any changes in Applicable Law, prudent industry practices, the insurance market, any Lessee's anticipated use of the Aircraft, or other pertinent circumstances.

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

     CLOSING  TERMS  ADDENDUM  ("Closing Terms Addendum") to Aircraft Lease (S/N
                                 ----------------------
258753)  dated as of DECEMBER     , 2005 (the "Lease"), between SUNTRUST LEASING
                              ----             -----
CORPORATION,  as  lessor ("Lessor"), POMEROY IT SOLUTIONS SALES COMPANY, INC., a
                           ------
Delaware corporation ("Sales"), and POMEROY SELECT INTEGRATION COMPANY, INC., a Delaware corporation ("Integration") (Sales and Integration are jointly and severally liable hereunder as co-obligors, as more particularly provided in
Section  17  of  this Lease, and are each referred to individually as a "Lessee"
                                                                         ------
and  collectively,  the  "Lessees").
                          -------

     All capitalized terms not defined in this Closing Terms Addendum are defined in the Lease. Execution of the Lease by Lessees and Lessor shall be deemed to constitute execution and acceptance of the terms and conditions of this Closing Terms Addendum, and it shall supplement and be a part of the Lease.

A.     Purchase  and Required Documents.  On or prior to the Acceptance Date and
       --------------------------------
at least one full Business Day prior to closing, Lessees shall have delivered or caused to be delivered the following to Lessor, as applicable:

     1.     "Purchase  Documents"  including  copies  of  the following: (a) All
             --------------------
purchase and warranty agreements entered into by any Lessee or any predecessors in connection with the acquisition of the Aircraft, including the assignment of such purchase agreements to Lessor; (b) warranty bills of sale conveying title to the Aircraft, including the Engines, from Supplier to Lessor; (c) invoices in Lessor's name for the purchase of the Aircraft, including the Engines; and (d) all exhibits, addenda, supplements and revisions, and such other documents relating to the purchase or conveyance of title as Lessor may request.

     2.     "Required  Documents"  shall  mean  and  include  the  following:
             -------------------

          (a) All Lease Documents, including four (4) executed counterparts of the Lease, Lease Supplement and Schedules thereto.

          (b) UCC assignments, releases and/or termination statements, where needed, as to the Aircraft and the Collateral in all places which are, in Lessor's opinion, necessary or appropriate to perfect Lessor's first priority security interest in the Aircraft and any Collateral and to otherwise protect
Lessor's  interest  therein.

          (c) An opinion of counsel for Lessees in form and substance satisfactory to Lessor.

          (d) Certificate(s) of good standing for each Lessee from the state of its organization and the state(s) where the Primary Hangar Location and each Lessee's chief executive offices and principal place of business are located.

          (e) A certificate or certificates, executed by each Lessee's secretary or other authorized representative certifying: (i) that execution, delivery and performance of the Lease and the other Lease Documents and the entrance by such Lessee into the transactions contemplated hereby and thereby have been authorized, (ii) the name(s) of the person(s) authorized to execute and deliver such documents on behalf of such Lessee together with specimen signature(s) of such person; and (iii) such Lessee's articles of incorporation and by-laws.

          (f) Evidence in form and substance satisfactory to Lessor as to the insurance coverage required under the Insurance Addendum, including, but not limited to, a certificate of insurance, copies of endorsements (including a Lessor endorsement), applicable policies and written confirmation from the insurance underwriter or broker that the insurance coverage provided is in compliance with the requirements of the Insurance Addendum of the Lease.

          (g) If required by Lessor, an inspection report and/or appraisal satisfactory to Lessor with respect to the Aircraft prepared by inspector(s) or appraiser(s) acceptable to Lessor.

          (h) Such other documents, certificates and opinions, and evidence of such other matters, as Lessor, Lessor's counsel or FAA Counsel may reasonably request.

B.     FAA  Documents.  On or prior to the Acceptance Date and at least one full
       --------------
Business Day prior to closing, Lessees shall have delivered to FAA counsel the following "FAA Documents", as applicable:
            --------------

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

     1. Evidence of reservation of a FAA registration number for the Aircraft and/or an Assignment of Special Registration Number (FAA AC Form 8050-64) assigning rights in such "N" number to Lessor with respect to the Aircraft.

     2. Evidence of the issuance by the FAA of a Standard Airworthiness Certificate (FAA AC Form 8100-2) for the Aircraft.

     3. (a) The executed FAA Aircraft Bill of Sale (FAA AC Form 8050-2) (the "FAA Bill of Sale") in the name of Lessor; (b) the executed FAA Aircraft
 -------------------
Registration  Application  (FAA AC Form 8050-1) (the "Registration Application")
                                                      ------------------------
in the name of Lessees (except for the pink copy which shall be available to be placed on the Aircraft upon acceptance thereof); (c) executed releases of any Liens in form and substance satisfactory to FAA Counsel, Lessor's counsel and/or Lessor; (d) one (1) fully executed counterpart of the Lease and the Lease Supplement and Schedules thereto, all the foregoing being in proper form for filing with the FAA; (e) such other documents as are necessary, in the opinion of FAA Counsel, to evidence and perfect Lessor's first priority security interest in and to the Aircraft; and (f) a Declaration of International Operations if any Lessee will fly the Aircraft out of the continental U.S. within thirty (30) days after Closing; and (g) if applicable, a LLC Application or statement acceptable to the FAA

C.   Conditions Subsequent.
     ---------------------

     1. On or subsequent to the Acceptance Date, but not later than the date of the Aircraft's first flight under the leasehold conveyed herein, Lessees shall properly place on the Aircraft pertinent copies of the Registration Application, Standard Airworthiness Certificate, and the Lease, including the Lease Supplement. In addition, for all operations outside the continental U.S., Lessees shall maintain either a permanent Certificate of Registration or "fly-time wire" (FAA Standard Form 14) on-board the Aircraft.

     2. Lessees shall (a) within 24 hours following execution thereof, mail a copy of the Lease to the Flight Standards Technical Division of the FAA; and
(b) notify the FAA (such notification to be given by facsimile transmission, telephone, or in person to the FAA Flight Standards District Office, General Aviation District Office nearest the airport where such flight will originate) concerning the first flight of the Aircraft under the Lease at least forty-eight
(48)  hours  prior  to  takeoff.

     3. Within five (5) business days after the closing, Lessor shall receive an opinion of FAA Counsel satisfactory to Lessor that title to the Airframe is vested in Lessees, that Lessor has a valid and perfected first priority security interest in the Aircraft (including the Airframe and Engines), and that the Aircraft (including the Airframe and Engines) is free and clear of all other Liens of record.

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

     OPTION ADDENDUM ("Option Addendum") to Aircraft Lease (S/N 258753) dated as
                       ---------------
of  DECEMBER      ,  2005,  (the  "Lease"),  by  and  between  SUNTRUST  LEASING
              ----                 -----
CORPORATION,  as  lessor ("Lessor"), POMEROY IT SOLUTIONS SALES COMPANY, INC., a
                           ------
Delaware corporation ("Sales"), and POMEROY SELECT INTEGRATION COMPANY, INC., a Delaware corporation ("Integration") (Sales and Integration are jointly and severally liable hereunder as co-obligors, as more particularly provided in
Section  17  of  this Lease, and are each referred to individually as a "Lessee"
                                                                         ------
and  collectively,  the  "Lessees").
                          -------

     All capitalized terms not defined in this Option Addendum are defined herein in the Lease. Execution of the Lease by Lessees and Lessor shall be deemed to constitute execution and acceptance of the terms and conditions of this Option Addendum, and it shall supplement and be a part of the Lease.

     (a)     End  of  Term  Purchase Option.  So long as (i) no Event of Default
             ------------------------------
shall have occurred, and (ii) Lessees shall not have exercised the renewal option pursuant to paragraph (b) hereof, Lessees may, upon giving irrevocable written notice to Lessor at least two hundred forty (240) days prior to the Expiration Date, purchase the Aircraft at the expiration of the Basic Term for an amount, payable in immediately available funds, for an amount (the "Purchase
                                                                        --------
Price"),  payable  in  immediately available funds, equal to the Purchase Option
-----
Price  plus  any  applicable Impositions resulting from such sale, together with
       ----
any Basic Rent due and payable on or before the Expiration Date and all other accrued and unpaid Rent. Lessor's sale of the Aircraft shall be on an "AS-IS WHERE-IS" basis.

     (b)     Renewal  Option.  So  long  as  (i)  no Default or Event of Default
             ---------------
shall have occurred, and (ii) Lessees shall not have exercised the purchase option pursuant to paragraph (a) hereof, Lessees may renew this Lease up to four times for Renewal Terms having a term of the length referred to on Schedule 2, commencing upon the expiration of the Basic Term or the then-expiring Renewal Term. Lessees' option to renew the Lease for a Renewal Term shall be exercisable by giving irrevocable written notice to Lessor at least two hundred forty (240) days prior to the expiration of the Term. Except for during the fourth Renewal Term in which there shall be no further Renewal Option, all of the provisions of the Lease shall be applicable during a Renewal Term and Basic Rent shall be payable in the same manner and frequency as the Basic Rent was payable during the Basic Term, which payment dates shall be deemed "Basic Rent
                                                                      ----------
Dates"  for  purposes  of  the  Lease.
-----

     (c)     Time  to  Exercise  Option.  Notwithstanding  the  provisions  of
             --------------------------
paragraphs (a) and (b) above, Lessees shall be deemed to have waived the foregoing options unless Lessees provide Lessor with written notice of its irrevocable election to exercise the applicable option within two hundred forty
(240)  days  prior  to  the  expiration  of  the  Basic  Term.

     (d)     Return  Option.  If  Lessees  have  elected to return the Aircraft,
             --------------
then upon making such election, Lessees shall place and keep the Aircraft in the condition required upon return by the Lease. During the period from the giving of notice of Lessees' election to return the Aircraft until the date seven (7) days prior to the Expiration Date, Lessees, as agent for Lessor, but at no risk, expense or cost to Lessor of any kind whatsoever, shall use their best efforts (but in no event less effort than used to sell aircraft or equipment any Lessee owns itself) to sell the Aircraft in a commercially reasonable manner and to secure the highest obtainable bids for the purchase of the Aircraft. Lessor may, but shall be under no obligation to, solicit bids, inquire into the efforts of Lessees to obtain bids or otherwise take any action in connection with any such sale. In the event any Lessee receives any bid during such period, Lessees shall promptly certify to Lessor in writing the amount and terms of each such bid and the name and address of the Person submitting such bid. All of such bids shall be subject to the prior written approval of Lessor, and Lessees shall inform all bidders of this requirement when requesting any bids.

     If Lessor receives the proceeds from such sale of the Aircraft, together with the Return Amount (as defined below), in good collected funds on the Expiration Date (such date, or any earlier date on which Lessor receives such amounts in good collected funds, the "Sale Date"), then on the Sale Date Lessor
                                       ---------
shall sell the Aircraft for cash to the bidder, if any, that submitted the highest bid prior to the Sale Date and which was approved by Lessor. Lessor shall receive all proceeds of such sale. Lessees shall pay to Lessor an amount (the "Return Amount"), payable in immediately available funds, equal to the sum
       -------------
of: (i) any Basic Rent due and payable on or before the Sale Date; (ii) all accrued and unpaid Rent then due and owing; and (iii) if the Net Sales Proceeds are less than the Purchase Option Price, the amount by which the Purchase Option Price exceeds the Net Sales Proceeds, but in no event more than the Maximum Lessee Risk Amount. In the event the Net Sales Proceeds exceed the Purchase

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

Option Price, Lessor shall pay either or both of the Lessees the amount by which the Net Sales Proceeds exceed the Purchase Option Price. For purposes hereof, "Net Sales Proceeds" means the gross proceeds received by Lessor in good and
 --------------------
indefeasible funds from the sale of the Aircraft pursuant to this paragraph minus (A) all remarketing fees and all reasonable costs, expenses and fees
-----
incurred in removing, storing, maintaining, repairing and selling or otherwise disposing of the Aircraft and (B) any sales, use, value added, goods and services taxes, excise or other tax, assessment, charge or other Impositions imposed as a result of the sale of the Aircraft (other than gross or net income taxes attributable to the sale of the Aircraft).

     On the Sale Date, Lessor shall convey to the purchaser thereof all of Lessor's right, title and interest in and with respect to the Aircraft, to the extent retained by Lessor after giving effect to the Lease, on an "AS-IS WHERE-IS" BASIS, WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND WHATSOEVER, BY, AND WITHOUT ANY RECOURSE TO, LESSOR, except as to Lessor's Liens and will release its security interest in the Aircraft.

     If the Aircraft is not sold pursuant to the exercise of Lessees' return option on or before the Expiration Date, then, on such Expiration Date, Lessees shall return the Aircraft to Lessor under the terms and in the condition required by the Lease and shall pay to Lessor an amount (the "No Sale Amount"),
                                                               --------------
payable in immediately available funds, equal to the sum of: (a) any Basic Rent due and payable on or before the Expiration Date; (b) all accrued and unpaid Rent then due and owing; and (c) the Maximum Lessee Risk Amount. If Lessees have so returned the Aircraft and has paid Lessor the No Sale Amount, Lessor shall arrange for the commercially reasonable sale, scrap or other disposition of the Aircraft. Upon such sale, scrap or other disposition of the Aircraft (the "Disposition"), the proceeds received by Lessor in good and indefeasible
       -----------
funds  from  the  Disposition shall be allocated:  first, to Lessor in an amount
                                                   -----
equal to the sum of: (i) all remarketing fees, costs, expenses and fees incurred in removing, storing, maintaining, repairing, selling and otherwise disposing of the Aircraft; (ii) the amount by which the Purchase Option Price exceeds the Maximum Lessee Risk Amount; (iii) any sales, use, value added, goods and services taxes, excise or other tax, assessment, charge or other Impositions imposed as a result of the Disposition (other than gross or net income taxes attributable to the Disposition); and (iv) additional Basic Rent calculated on a per diem basis at the Daily Lease Rate for the period from the Expiration Date through and including the date on which Lessor receives the net proceeds of the Disposition in good collected funds; and second, the excess, if any, to either
                                           ------
or  both  of  the  Lessees.

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

     RETURN ADDENDUM ("Return Addendum") to Aircraft Lease (S/N 258753) dated as
                       ---------------
of  DECEMBER      , 2005 (the "Lease"), between SUNTRUST LEASING CORPORATION, as
              ----             -----
lessor  ("Lessor"),  POMEROY  IT  SOLUTIONS  SALES  COMPANY,  INC.,  a  Delaware
          ------
corporation ("Sales"), and POMEROY SELECT INTEGRATION COMPANY, INC., a Delaware corporation ("Integration") (Sales and Integration are jointly and severally liable hereunder as co-obligors, as more particularly provided in Section 17 of this Lease, and are each referred to individually as a "Lessee" and
                                                                  ------
collectively,  the  "Lessees").
                     -------

     All capitalized terms not defined in this Return Addendum are defined in the Lease. Execution of the Lease by Lessees and Lessor shall be deemed to constitute execution and acceptance of the terms and conditions of this Return Addendum, and it shall supplement and be a part of the Lease.

     The following provisions are hereby incorporated into the Lease:

     (a)     Condition  Upon  Return.  Unless  purchased  by  Lessees,  upon the
             -----------------------
expiration, cancellation, or other termination of the Lease, Lessees will return the Aircraft (together with all Records) to Lessor at a location specified by the Lessor within 500 miles of Baltimore, Maryland. The Aircraft shall be fully equipped with the Engines or the same number, make, and model of engines as are set forth on Schedule No. 1, which shall fully comply with the Lease, and shall be, in the opinion of Lessor, in the same operating condition as the Engines had on the Acceptance Date (normal wear and tear excepted) and within the performance specifications of their manufacturer and that are suitable for use on the Airframe and owned by Lessor and properly installed thereon. The Aircraft, at Lessees' expense, upon redelivery pursuant hereto (i) shall have a currently effective FAA airworthiness certificate; (ii) shall be free and clear of all Liens other than the Lease and any Lessor's Liens; (iii) shall be in the same configuration, coloring and appearance and, in the opinion of Lessor, in the same operating condition as the Aircraft had on the Acceptance Date (normal wear and tear excepted) and within the performance specifications of its manufacturer, or, at Lessor's option, Lessees shall pay to Lessor an amount equal to the actual cost of such restoration; (iv) shall be in good operating condition, physical condition and appearance (ordinary wear and tear excepted), with all systems operating normally; (v) shall have no damage history, unless such damage has been repaired in accordance with the Lease; (vi) shall have no open mandatory service bulletins or airworthiness directives, and if terminating action is required within six (6) months of the date of return, Lessees shall comply with each of the same by terminating action, and shall be in compliance with all other Applicable Law and Maintenance Requirements; and (vii) shall be otherwise in the condition and repair required under the Lease.

     (b)     Damage  History  and  Excess  Use  Compensation.
             -----------------------------------------------

          (i)     Damage  History.  If  Lessor  is  of  the  opinion  that  the
                  ---------------
Aircraft's fair market sales value is diminished due to the existence of any damage history, Lessor and either or both of the Lessees shall consult for the purpose of determining the Diminution Amount (as defined below), and any values agreed upon in writing between Lessor and any such Lessee shall be binding on both parties. The "Diminution Amount" shall mean the amount by which (A) the
                      ------------------
Fair Market Sales Value of the Aircraft without such damage history exceeds (B) the Fair Market Sales Value of the Aircraft with such damage history (and as to this sub-clause (B), without making the assumption in clause (iii)(B) of the definition of Fair Market Sales Value). If Lessees and Lessor fail to agree as to the Diminution Amount within ten (10) days after the return of the Aircraft to Lessor, then Lessor shall appoint an independent appraiser (reasonably acceptable to Lessees) to determine the Diminution Amount. Lessees agree to pay the costs and expenses of any such determination and appraisal. The mutually agreed upon independent appraiser shall be required to complete such determination as promptly as practicable, but in any event, not later than forty
(40) days after the date on which it is appointed. A final determination by the independent appraiser regarding the extent of any Diminution Amount shall be binding on each Lessee and Lessor. Lessees shall pay to Lessor within ten (10) days after the independent appraiser's determination an amount equal to the Diminution Amount, if any.

          (ii)     Excess  Use.  Upon  the  return  of  the  Aircraft to Lessor,
                   -----------
Lessor  and  either  or  both  of  the  Lessees shall consult for the purpose of determining the Excess Use Amount (as defined below), if any. Any amount so agreed upon in writing between Lessor and any such Lessee shall be binding on both parties. The "Excess Use Amount" shall mean the amount, if any, by which
                      -----------------
(A) the Fair Market Sales Value of the Aircraft without such Excess Hours, exceeds (B) the Fair Market Sales Value of the Aircraft with such Excess Hours (and as to this subclause (B), without making the assumption in clause (iii)(C) of the definition of Fair Market Sales Value). If Lessor and Lessees fail to agree as to the Excess Use Amount within ten (10) days after the return of the Aircraft to Lessor, then Lessor

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

shall appoint an independent appraiser (reasonably acceptable to Lessees) to determine the Excess Use Amount. Lessees agree to pay the costs and expenses of any such determination and appraisal. The independent appraiser shall be required to complete such determination as promptly as practicable, but in any event, not later than forty (40) days after the date on which it is appointed. A final determination by the independent appraiser regarding the extent of the Excess Use Amount, if any, shall be binding on Lessor and Lessees. Lessees shall pay to Lessor within ten (10) days after the independent appraiser's determination an amount equal to the Excess Use Amount.

     (c)     Mid-Life Condition.  Upon return (i) each Engine and APU shall have
             ------------------
available operating hours or months until the next scheduled "hot section" inspection, mid-life inspection or the next scheduled major overhaul of not less than fifty percent (50%) of the total operating hours or months available between such hot section inspection, mid-life inspection, or major overhaul, as the case may be; (ii) the Airframe shall have remaining not less than (aa) fifty percent (50%) of the available operating hours allowed between major airframe inspections; and (bb) fifty percent (50%) of the number of available operating months allowed between major airframe inspections until the next scheduled major airframe inspection; and (iii) all life limited parts and components shall have remaining not less than fifty percent (50%) of the available hours, cycles and/or months, as the case may be, until the next scheduled replacement. In addition to the requirements set forth in clauses (i), (ii), and (iii) above, all inspections and scheduled maintenance required to be performed on the Airframe, Engines and APU and all life limited parts and components within one hundred twenty (120) days of the date of return and/or one hundred (100) hours of additional operation shall have been performed by Lessees.

     (d)     Engines.  If  any  Engine  does  not  comply  with paragraph (c)(i)
             -------
above,  for each such Engine, Lessees shall pay Lessor an amount equal to either
(i) the current estimated cost of the next scheduled "hot section" or mid-life inspection, as the case may be (including in such estimated cost, all required replacements of life limited parts) multiplied by the fraction wherein the numerator shall be the greater of (A) zero, and (B) the difference between (x) the actual number of operating hours or months since the previous hot section or mid-life inspection, as the case may be, and (y) fifty percent (50%) of the total operating hours or months allowable between hot section or mid-life inspections, as the case may be, and the denominator shall be the total operating hours or months allowable between hot section or mid-life inspection, as the case may be, or (ii) for each such Engine, the product of the current estimated cost of the next scheduled major overhaul (including in such estimated cost, all required replacements of life limited parts) multiplied by the fraction wherein the numerator shall be the greater of (A) zero, and (B) the difference between (x) the actual number of hours of operation since the previous major overhaul, and (y) fifty percent (50%) of the total operating hours allowable between major overhauls, and the denominator shall be the total operating hours allowable between major overhauls. Each Lessee shall, immediately upon request, assign to Lessor its rights under any manufacturer's maintenance service contract or extended warranty for the Aircraft, any engine, any APU, or part.

     (e)     Airframe.  If  the  Airframe does not comply with paragraph (c)(ii)
             --------
above, Lessees shall pay to Lessor an amount equal to the sum of the product of the current estimated cost of the next scheduled major airframe inspection (including in such estimated cost, all required replacement of life limited parts) multiplied by the fraction wherein the numerator shall be the greater of
(i) zero, and (ii) the difference between (x) the actual number of respective operating hours or months of operation since previous major airframe inspection, and (y) 50% of the respective total operating hours or months of operation allowable between scheduled major airframe and pressure vessel inspections, and the denominator shall be the respective total operating hours or months of operation between scheduled major airframe inspections.

     (f)     Maintenance  Contracts.  Lessees  need  not  compensate  Lessor  as
             ----------------------
contemplated in paragraphs (d) or (e) above, as the case may be, if at the time of the return of the Aircraft to Lessor:

          (i)   in  the  case  of  paragraph  (d)  above,

               (A) both of the Engines are covered by a service and maintenance contract in form and substance satisfactory to Lessor which provides for the maintenance and/or overhaul of such property,

               (B) either (x) adequate reserves for future required maintenance and/or overhaul shall have been provided for pursuant to such maintenance contract, or (y) all amounts due and payable pursuant to such maintenance contract shall have been paid in full through the date of return, and

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SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

               (C) the entity which provides the maintenance and/or overhaul services under such maintenance contract shall either (x) recognize the transfer by Lessees to Lessor of the rights and interests of Lessor (or its designee) under such maintenance contract, or (y) acknowledge the rights and interests of Lessor (or its designee) under such maintenance contract, and

          (ii)     in  the  case  of  paragraph  (e)  above,

               (A) the Airframe is covered by a service and maintenance contract in form and substance satisfactory to Lessor which provides for the maintenance and/or overhaul of such property,

               (B) either (x) adequate reserves for future required maintenance and/or overhaul shall have been provided for pursuant to such maintenance contract, or (y) all amounts due and payable pursuant to such maintenance contract shall have been paid in full through the date of return, and

               (C) the entity which provides the maintenance and/or overhaul services under such maintenance contract shall either (x) recognize the transfer by Lessees to Lessor of the rights and interests of Lessor (or its designee) under such maintenance contract, or (y) acknowledge the rights and interests of Lessor (or its designee) under such maintenance contract.

     (g)     Parts  and  Components.  If any life limited part or component does
             ----------------------
not comply with paragraph (c)(iii) above, Lessees shall pay to Lessor with respect to each part or component for which said requirement is not met the dollar amount obtained by multiplying (i) the ratio that the life expended in excess of fifty percent (50%) of the available hours, cycles and/or months, as the case may be, until the next scheduled replacement bears to the total allowable life (measured in hours, cycles and/or months, as the case may be) for such part or component by (ii) Lessor's cost of replacement of such part or component. Lessor's cost of replacement of a part or component shall include Lessor's then current cost of purchasing the part or component itself and all of Lessor's then current costs associated with the replacement.

     (h)     Inspection  Overhaul  Charges.  All  restoration costs and prorated
             -----------------------------
inspection and/or overhaul charges, if any, shall be due upon presentation to either or both of the Lessees of an invoice setting forth in reasonable detail the calculation of such amounts due, including the names of all sources used for the required cost estimates. Unless both Lessor and Lessees agree to an alternative source, or as provided herein, the Manufacturers of the Airframe and Engines shall be used as the sources for all cost estimates.

     (i)     Fuel.  Upon return, each fuel tank shall contain no less than fifty
             ----
percent (50%) of its full capacity, or in the case of differences in such quantity, an appropriate adjustment will be made at the then current market price of fuel.

     (j)     Records.  Lessees  shall  deliver all Records to Lessor, including:
             -------

          (i) All of the following: (A) all records of maintenance, preventative maintenance, alterations and major repairs, (B) all Airframe and Engine logbooks endorsed for current total time and cycles for the airframe, total time and cycles for each Engine and an entry for total time and cycles since overhaul and hot section inspection for each Engine; and the Airframe logbook must include all appropriate endorsements (i.e., maintenance releases) verifying that the avionics have been periodically tested and inspected in accordance with all applicable provisions of the FARS and the applicable maintenance program, (C) a current written summary certified by a FAA-licensed mechanic listing the status of all applicable airworthiness directive and service bulletins for the Airframe, Engines, any APU, Parts and appliances, and
(D) a written summary certified by a FAA-licensed mechanic of the current status of life limited and/or overhauled components for the Airframe, Engines (in accordance with the Manufacturer's recommended intervals), Engine accessories, any APU, Parts and appliances as defined in the most current revision(s) of all Manufacturers' maintenance publications applicable to the Aircraft.

          (ii) The following documentation and data for each component having an overhaul or inspection requirement of life limit, which components are identified in pertinent sections of the maintenance program applicable to the Aircraft as follows: (A) an airworthiness release certificate or maintenance release tag, (B) the Vendor work

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--------------------------------------------------------------------------------

order or copy thereof verifying the details of each component overhaul, and (C) an appropriate record certifying the date and expended time status of the component when installed (i.e., copy of log or inspection squawk card), all of which must be properly organized and provided on board the Aircraft at the time it is returned to Lessor.

          (iii) To the extent not covered above, Lessees will also deliver to Lessor all work cards, computerized maintenance history, component serviceability tags, STCs, 337s, maintenance manuals, and structural repair manuals.

     All manuals or other documents delivered to Lessor which are subject to periodic revision will be fully up-to-date and current to the latest revision standard of any particular manual or document. If the Aircraft is on a computerized maintenance program, such program will be up-to-date in accordance with the Manufacturer's recommended maintenance schedule and fully assignable to Lessor at redelivery. Lessees will provide all of the following Records to Lessor upon return of the Aircraft to Lessor, regardless of whether any Lessee has conducted its periodic inspections of the Aircraft pursuant to pertinent sections of the Maintenance Program or in accordance with an inspection program approved by the FAA. In the event any Records are missing or incomplete, Lessor shall have the right to cause any such Records to be reconstructed at Lessees' expense. All Records shall be in English.

     (k)     Storage.  Upon the expiration, cancellation or other termination of
             -------
the Lease, Lessees will, if requested by Lessor, permit Lessor to store the Aircraft at the Primary Hangar Location for up to thirty (30) days. During such storage period Lessees will, at their own expense, keep the Aircraft properly hangared and will permit Lessor or any Person designated by Lessor, including the authorized representatives of any prospective purchaser, lessee or user of the Aircraft to inspect the same. Lessees shall bear the risk of loss and shall pay any and all expenses connected with insuring and maintaining the Aircraft during such storage period. Notwithstanding the foregoing, upon the cancellation or termination of the Lease in connection with an Event of Default, the storage period provided for in this paragraph and the obligation to hangar and insure the Aircraft shall be unlimited.

     (l)     Replacement  Engines.  If  any  engine not owned by Lessor shall be
             --------------------
installed on the returned Airframe as set forth in paragraph (a) hereof, then Lessees will, concurrently with such delivery, at their own expense, furnish Lessor with a full warranty bill of sale, in form and substance satisfactory to Lessor with respect to each such engine and with a written opinion of FAA Counsel to the effect that, upon such return, Lessor will acquire a valid and perfected interest in such engine free and clear of all Liens (except Lessor's Liens). Thereupon, unless a Default or Event of Default shall have occurred and be continuing, Lessor will transfer to Lessees, on an "AS-IS, WHERE-IS" basis, all of Lessor's right, title and interest in and to any Engine not installed on the Airframe at the time of the return of such Airframe.

     (m)     Inspections.  Not  more  than  forty-five  (45)  days  prior to the
             -----------
expiration of the Lease, upon the written request of Lessor, Lessees shall certify to Lessor that the Aircraft is in the condition required by this Return Addendum, or indicate what maintenance or repair is needed to bring the Aircraft to the specified condition. Without limiting the provisions of Section 14(d) of the Lease, Lessor shall have the right, but not the duty, to inspect the Aircraft, any component thereof and/or the Records, at any reasonable time and from time to time, wherever located, upon reasonable prior written notice to any Lessee, except that no advance notice shall be necessary prior to any inspection conducted, and such inspection may be conducted at any time, after the occurrence of a Default or an Event of Default. Upon request of Lessor, Lessees shall promptly confirm to Lessor the location of the Aircraft and/or the Records and shall, at any reasonable time and from time to time, upon reasonable prior written notice to any Lessee, make the Aircraft and the Records available to Lessor for inspection. Lessees shall be responsible for the cost of such inspection and shall pay Lessor such amount as additional Rent within ten (10) days of demand. If the results of such inspection indicate that the Aircraft, any Engine, any APU or Part, has not been maintained or returned in accordance with the provisions of the Lease, in addition to all other Rent due under the Lease, Lessees shall pay to Lessor within ten (10) days of demand, as liquidated damages, the estimated cost of servicing or repairing any such non-complying item. Such amount shall be determined by Lessor by obtaining two quotes for such service or repair work and taking their average. Lessees shall bear the cost, if any, incurred by Lessor in obtaining such quotes.

     (n)     Holdover  Rent.  If  Lessees fail to return the Aircraft (including
             --------------
the Records) at the time, place and in the condition specified in this Return Addendum, all of Lessees' obligations under the Lease shall continue until it is so

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SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

returned  to  Lessor,  as  liquidated  damages,  and  not  as a penalty, and, in addition to all other Rent due under the Lease, Lessees shall pay to Lessor an amount equal to the greater of the fair market rent value (which for the purposes of this Section shall be as determined by Lessor) or the Daily Rent for each day after the end of the Term to, but excluding the day the Aircraft is actually returned in accordance with this Return Addendum; provided, however,
                                                              --------  -------
that the obligation to pay any such holdover or additional rent shall neither extend the time to return, nor constitute a waiver of any Default or Event of Default arising by reason of such failure to return. Such amount shall be payable upon the earlier of Lessor's demand or the return of the Aircraft in accordance with the Lease.

     (o)     Lease  Termination.  Lessees  agree  to  execute,  if  requested by
             ------------------
Lessor,  a  lease  termination  statement.

     (p)     Supplemental  Rent.  All  of  the amounts payable under this Return
             ------------------
Addendum  shall  constitute  Supplemental  Rent.

     (q)     Survival.  The provisions of this Return Addendum shall survive the
             --------
expiration, cancellation or other termination of the Lease and the return of the Aircraft to Lessor for any reason whatsoever.

     (r)     Injunctive  Relief.  Without limiting any other terms or conditions
             ------------------
of the Lease, the provisions of this Return Addendum are of the essence of the Lease, and upon application to any court of equity having jurisdiction, Lessor shall be entitled to a decree against Lessees requiring specific performance of the covenants of Lessees set forth herein.

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SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------
                                       LEASE SUPPLEMENT (ACCEPTANCE CERTIFICATE)

     THIS  LEASE  SUPPLEMENT (this "Lease Supplement"), is being entered into as
                                    ----------------
of  DECEMBER      , 2005, by and between SUNTRUST LEASING CORPORATION, as lessor
              ----
("Lessor"),  POMEROY  IT  SOLUTIONS  SALES COMPANY, INC., a Delaware corporation
  ------
("Sales"), and POMEROY SELECT INTEGRATION COMPANY, INC., a Delaware corporation ("Integration") (Sales and Integration are jointly and severally liable hereunder as co-obligors, as more particularly provided in Section 17 of this Lease, and are each referred to individually as a "Lessee" and collectively, the
                                                   ------
"Lessees"), pursuant to that certain Aircraft Lease (S/N 258753) dated as of the
 -------
date  hereof  (the  "Lease"),  by and between Lessor and Lessees, and this Lease
                     -----
Supplement shall constitute a part of the Lease.

     (a)     Acceptance  of  Aircraft.  Each Lessee hereby acknowledges, agrees,
             ------------------------
and certifies that the Aircraft described in Schedule No. 1 hereto: (1) is in Lessees' possession, has been inspected by each Lessee to its complete satisfaction, has been found to be in good working order, repair and condition and fully equipped to operate under Applicable Law, (2) is of a size, design, capacity and manufacture selected by each Lessee and suitable for each Lessee's purposes, and (3) is as of the date hereof ("Acceptance Date"), unconditionally,
                                             ---------------
irrevocably and fully accepted by each Lessee for lease under the Lease. Each Lessee hereby further unconditionally and irrevocably reaffirms its acknowledgments and agreements in the Lease. All capitalized terms used herein which are not otherwise defined herein shall have the meanings given to such terms in the Lease.

     (b)     Acknowledgments  and Representations by Lessee.  Each Lessee hereby
             ----------------------------------------------
acknowledges,  agrees,  and  certifies  that:

          (1) The representations and warranties of each Lessee set forth in the Lease and all certificates and opinions delivered in connection with the Lease were true and correct in all respects when made and are true and correct as of the date hereof, with the same force and effect as if the same had been made on this date.

          (2) Lessees have obtained, and there are in full force and effect, all insurance policies required under the Lease, and Lessees have caused evidence of the required coverage to be provided to Lessor prior to the date hereof. Lessees have also satisfied or complied with all of the other conditions precedent set forth in the Lease, including those set forth in the Closing Terms Addendum.

          (3) No Default or Event of Default exists as of the date of this Lease Supplement.

          (4) Lessees have furnished no equipment for the Aircraft other than (i) as stated on Schedule No. 1, or (ii) permitted as an Addition pursuant to this Lease.

          (5) The facts, terms, information, description, and costs set forth in the attached Schedules No. 1, No. 2, No. 2-A, No. 3 and No. 4 are true, complete, accurate, and correct.

          (6) Each financial statement delivered to Lessor prior to the date of this Lease Supplement was prepared in accordance with GAAP, and since the date of the most recent financial statement (as specified on Schedule No. 2) there has been no material adverse change in the financial condition of either Lessees.

          (7) LESSOR HAS NOT MANUFACTURED OR SUPPLIED THE AIRCRAFT, AND LESSOR ACQUIRED THE AIRCRAFT IN CONNECTION WITH THE LEASE. EACH LESSEE HAS SELECTED THE AIRCRAFT AND MAINTENANCE PROVIDERS WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES AND EACH LESSEE IS LEASING THE AIRCRAFT "AS-IS" AND "WHERE-IS".


                            [SIGNATURE ON NEXT PAGE]

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------


     IN WITNESS WHEREOF, each Lessee has caused this Lease Supplement to be duly executed by its officer thereunto duly authorized.


                                   POMEROY IT  SOLUTIONS SALES COMPANY, INC.


                                        By:
                                            --------------------------------
                                        Name:
                                        Title:



                                   POMEROY SELECT INTEGRATION COMPANY, INC.


                                        By:
                                            --------------------------------
                                        Name:
                                        Title:


THIS IS COUNTERPART NO. __ OF A TOTAL OF 4 COUNTERPARTS. ONLY COUNTERPART NO. 1 SHALL BE CONSIDERED CHATTEL PAPER FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE AND A SECURITY INTEREST MAY BE PERFECTED ONLY BY POSSESSION OF COUNTERPART NO. 1.

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

                                              SCHEDULE NO. 1 TO LEASE SUPPLEMENT

DESCRIPTION  OF  AIRCRAFT

2006 RAYTHEON AIRCRAFT COMPANY HAWKER 800XPi aircraft that consists of the following components:

     (a) Airframe bearing FAA Registration Mark N805M and manufacturer's serial number 258753.

     (b) Two (2) Honeywell TFE731-5BR aircraft engines bearing manufacturer's serial numbers P-129151 and P-129152 (each of which has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

     (c) One (1) Honeywell model 36-150 (W) auxiliary power unit bearing manufacturer's serial number 875.

     (d) Standard avionics and equipment, all other accessories, additions, modifications and attachments to, and all replacements and substitutions for, any of the foregoing, all as more particularly described on Schedule A attached hereto and made a part hereof.
                         -----------

     (e) Those items of Lessee furnished equipment which are installed on the aircraft and are as described in a bill of sale or bills of sale therefor, delivered by Lessee to Lessor (copies of which may be appended hereto).

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------
                                                                      SCHEDULE A

AVIONICS  AND  EQUIPMENT

OPTIONAL AVIONICS AND EQUIPMENT:
-------------------------------
AV205     AirCell ST3100 iridium phone w/ cordless cockpit and cabin handsets
AV320     World Wide Weather w/ACARS In-flight Communication Services
CE25      Airshow 410 system
CE30      Airshow briefer system
CE45      Cabin audio/video entertainment system with 15" LCD monitor
CE75      2nd 15" LCD monitor
CE90      Display computer on forward and aft cabin monitor
CE115     110 VAC power outlet in cockpit on copilot's side

OPTIONAL INTERIOR AND EXTERIOR:
------------------------------
MS20      Long range oxygen (2 x 750 ltr bottles)
MS40      Precise Flight Pulselite system
MS50      Dual panel cockpit doors
MS100     Additional stowage drawers under four forward seats
MS110     Five drop down inboard arms
MS150     Belted lavatory seat
NSO       Move Rubber bumpers on card tables to outboard edge of outboard leaf
NSO       Additional set of chair and divan arm cover
NSO       Additional Jepp Book Box carpet (top only)
NSO       Wine bottle holder in ice drawer (see design drawing for details
NSO Fold out table (center seat cushion) is to be easily removable via pit pins.

CUSTOM PACKAGE:
--------------
GACS     Galley in accordance with design DWG #8753 -87
MS80     Divan fold out table - center seat cushion
MS220    Flight crew name plates

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------------------------

                                             SCHEDULE NO. 2 TO LEASE SUPPLEMENT - FINANCIAL TERMS
Rent Commencement Date:                      December 30, 2005

Basic Term:                                  36 months commencing with the Rent Commencement Date
                                             through and including the Expiration Date

Renewal Term:                                12 months commencing upon the expiration of the Basic Term or the then-expiring Renewal Term not to exceed a total of 48 months

Basic Rent Dates:                            the 30th day of each and every calendar month from and including the First Basic Rent Date through and including the Last Basic Rent
                                             Date

First Basic Rent Date:                       December 30, 2005

Last Basic Rent Date:                        October 30, 2008

Expiration Date:                             December 30, 2008

Sales' Exact Legal Name:                     POMEROY IT SOLUTIONS SALES COMPANY, INC.

      Sales' Form of Organization,           Corporation
      State of Organization and              Delaware
      Organizational Identification Number:  3104071

      Sales' Chief Executive Offices         1020 Petersburg Road
      and Principal Place of Business:       Hebron, Kentucky 41048-8222

      Sales' Mailing Address:                1020 Petersburg Road
                                             Hebron, Kentucky 41048-8222

Integration's Exact Legal Name:              POMEROY SELECT INTEGRATION SOLUTIONS, INC.

      Integration's Form of Organization,    Corporation
      State of Organization and              Delaware
      Organizational Identification Number:  2978621

      Integration's Chief Executive Offices  1020 Petersburg Road
      and Principal Place of Business:       Hebron, Kentucky 41048-8222

      Integration's Mailing Address:         1020 Petersburg Road
                                             Hebron, Kentucky 41048-8222

Primary Hangar Location:                     Executive Jet Management
                                             Cincinnati Lunken Airport (KLUK)
                                             4556 Airport Road
                                             Cincinnati, Ohio  45226

Acceptance Date:                                  day of December, 2005
                                             ----

Dates of Last Financial Statements:          Sales:        December 31, 2004

                                             Integration:  December 31, 2004


                                                                               5

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------------------------

                                SCHEDULE NO. 2-A TO LEASE SUPPLEMENT - FINANCIAL TERMS (continued)


Daily Rent Percentage:                    0.02694% of Lessor's Cost

Basic Rent Percentage:

      Basic Rent Number:                  Percentage of Lessor's Cost
      -----------------                   ---------------------------

      1-36 of the Basic Term; and
      1-12 of any Renewal Term.           0.80831%

BASIC TERM:
----------

    Maximum Lessee Risk Amount:           73.36% of Lessor's Cost
    Maximum Lessor Risk Amount:           15.77% of Lessor's Cost
    Purchase Option Price:
        With Basic Rent Number 36         89.13% of Lessor's Cost

RENEWAL TERM 1:
---------------

    Maximum Lessee Risk Amount:           72.66% of Lessor's Cost
    Maximum Lessor Risk Amount:           12.36% of Lessor's Cost
    Purchase Option Price:
        With Basic Rent Number 12         85.02% of Lessor's Cost

RENEWAL TERM 2:
---------------
    Maximum Lessee Risk Amount:           68.84% of Lessor's Cost
    Maximum Lessor Risk Amount:           11.79% of Lessor's Cost
    Purchase Option Price:
        With Basic Rent Number 12         80.63% of Lessor's Cost

RENEWAL TERM 3:
---------------

    Maximum Lessee Risk Amount:           64.77% of Lessor's Cost
    Maximum Lessor Risk Amount:           11.18% of Lessor's Cost
    Purchase Option Price:
        With Basic Rent Number 12         75.95% of Lessor's Cost

RENEWAL TERM 4:
---------------

    Maximum Lessee Risk Amount:           60.43% of Lessor's Cost
    Maximum Lessor Risk Amount:           10.53% of Lessor's Cost
    Purchase Option Price:
        With Basic Rent Number 12         70.96% of Lessor's Cost


Estimated Annual Hours:                   600

Lessor's Cost:                            $ 15,501,550.00

Initials:

Each
Lessee:           /                                    Lessor:
         --------- ------------                                ---------

SUNTRUST  LEASING  CORPORATION
--------------------------------------------------------------------------------

                                              SCHEDULE NO. 3 TO LEASE SUPPLEMENT

CASUALTY  VALUES

Subject to the terms of the Lease, the Casualty Value of the Aircraft due on any Basic Rent Date shall be an amount equal to the Lessor's Cost multiplied by the applicable percentage set forth opposite the Basic Rent number corresponding to such Basic Rent Date. Upon the exercise of any option to renew the Term by Lessees, Lessor shall provide to Lessees a new Schedule No. 3 setting forth the Casualty Values for the Renewal Term.


BASIC RENT  CASUALTY  BASIC RENT  CASUALTY  BASIC RENT  CASUALTY
NUMBER       VALUE      NUMBER     VALUE      NUMBER     VALUE
----------------------------------------------------------------
1             101.73          13     98.32          25     94.68
----------------------------------------------------------------
2             101.45          14     98.02          26     94.37
----------------------------------------------------------------
3             101.17          15     97.73          27     94.05
----------------------------------------------------------------
4             100.89          16     97.43          28     93.73
----------------------------------------------------------------
5             100.61          17     97.13          29     93.41
----------------------------------------------------------------
6             100.33          18     96.83          30     93.09
----------------------------------------------------------------
7             100.05          19     96.53          31     92.77
----------------------------------------------------------------
8              99.76          20     96.22          32     92.45
----------------------------------------------------------------
9              99.48          21     95.92          33     92.12
----------------------------------------------------------------
10             99.19          22     95.61          34     91.79
----------------------------------------------------------------
11             98.90          23     95.30          35     91.47
----------------------------------------------------------------
12             98.61          24     94.99          36     91.13
----------------------------------------------------------------

                                                  Initials:


                                                  Lessee:           /
                                                           --------- ---------

                                                  Lessor:
                                                           ---------


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